UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7972

Exact name of registrant as specified in charter:
Delaware Group Adviser Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1. Reports to Stockholders


Annual Report                                     Delaware
                                                  Diversified Income Fund

                                                  October 31, 2006










                                                  Fixed income mutual fund






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary  ........................................................4

> Disclosure of Fund expenses .................................................6

> Sector/Country allocation and Credit rating breakdown .......................7

> Statement of net assets .....................................................8

> Statement of assets and liabilities ........................................25

> Statement of operations ....................................................26

> Statements of changes in net assets ........................................27

> Financial highlights .......................................................28

> Notes to financial statements ..............................................33

> Report of independent registered public accounting firm ....................38

> Other Fund information .....................................................39

> Board of trustees/directors and officers addendum ..........................41

> About the organization .....................................................43













    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Diversified Income Fund

October 31, 2006


The managers of Delaware Diversified Income Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year ended October 31, 2006. Please see page 3 to learn more about the portfolio managers.

Q: How did the bond markets perform during the 12-month fiscal period ended October 31, 2006?

A: Early in the Fund's fiscal year, the U.S. economy was moving through a period of slow growth that weighed on the manufacturing sector and caused some corporate bond issuers to lower their projected financial performance.

The economy bounced back strongly, however, in the first calendar quarter of 2006, and the bond market showed signs of volatility during the spring. Inflationary pressures, rising oil prices, and mixed signals from the U.S. Federal Reserve (Fed) contributed to uncertainty among investors and helped push yields higher across all maturities.

The later part of the fiscal year ended October 31, 2006 saw a strong bond rally that commenced right after the last quarter-point Fed funds rate hike in late June. Ten-year benchmark U.S. Treasury yields generally dropped in the summer months after peaking at the end of June (source: Bloomberg). The broad-based bond rally seemed to be a direct result of fixed-income investors having largely concluded that the Fed was finished boosting short-term interest rates after two years of restrictive policy measures. Weaker economic data coupled with ominous claims of a housing sector bubble and the potential for slower consumer spending also caused bond prices to move sharply higher, pushing down yields. The positive outcome for many investors was that the Fed remained on hold with its monetary policy throughout the end of the Fund's fiscal year.

During the year, higher-risk securities such as emerging market bonds and U.S. high yield bonds generally outperformed lower-risk assets.

Q: How did the Fund perform during the year ended October 31, 2006?

A: Delaware Diversified Income Fund returned +7.27% at net asset value and +2.47% at its maximum offer price (both figures are for Class A shares and reflect all distributions reinvested). For complete annualized performance for Delaware Diversified Income Fund, please see the table on page 4. By comparison, the Fund's benchmark - the Lehman Brothers Aggregate Bond Index - returned +5.19%, and its peer group, as measured by the Lipper Multi-Sector Income Funds Average, returned +6.66% (source: Lipper Inc.).

Q: What factors influenced the Fund's performance?

A: The Fund allocates its investments between the U.S. investment-grade sector, the U.S. high-yield sector, and bonds in both established market foreign bonds, and emerging markets.

In both the Fund and the market in general, performance among investment-grade bonds was generally not as strong as that of fixed income assets rated lower in credit quality. Throughout the year, we focused diligently on credit selection when analyzing U.S. corporate bonds. We believe the specter of risk from highly leveraged transactions increasingly loomed over the investment-grade space. When considering new investment-grade corporate bond issues, the team favored companies that we regard as having strong financial health, often selecting their higher-yielding but subordinated debt securities. Our research efforts generally have been aimed at avoiding investments affected by leveraged buyouts, management buyouts, leveraged recapitalizations, and mergers, all of which generally tend to be unfriendly to bondholders.

Within the mortgage market, we continued to focus on the non-agency sector, which we believe continued to offer value compared to agency securities.

Funds that invest in multiple fixed income sectors generally were able to benefit from high yield allocations during the year, and Delaware Diversified Income Fund

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware Diversified Income Fund


was no exception. Securities rated below investment grade, which typically offer the potential for higher returns, along with higher risk, performed well relative to other fixed income assets. For instance, our benchmark for this portion of the market, the Bear Stearns High Yield Index, gained +9.74% for the year ended October 31, 2006, more than 4% points higher than the Fund's performance benchmark.

The Fund was able to capitalize on strong performance among emerging market bonds this year, more so than in the past. By December 2005, we began putting into effect a newly increased maximum exposure to emerging market bonds and were judiciously increasing the emerging-market allocation in the Fund.

Emerging market bonds have generally been in favor with investors in recent years, but can nonetheless be volatile. Therefore, our allocations beyond five percent were made slowly and carefully. After several years of double-digit advances, the market for emerging market bonds fell during the second calendar quarter of 2006, and then recovered when fixed-income assets rallied as a whole in the summer months. We believe that steady world economic growth and continued strong pricing among commodities kept demand strong for both dollar-denominated and local-currency-denominated bonds. During the year, our emerging markets team attempted to add value to the Fund through both the corporate emerging markets area and foreign-currency-denominated bonds.

Also of note, the Fund invested in currency-hedged Australian bonds during the year, which - in our opinion - typically carry attractive yields and hold potential for price gains should the demand for raw materials decline.

Q: How was the Fund positioned at fiscal year end?

A: At year-end, the Fund had a more conservative stance than in the recent past, as we attempted to reduce risk in the more volatile sectors toward the end of the year. Price movement in commodities in recent quarters generally dampened inflationary expectations world wide, and we think the Fund may carry a little more interest rate sensitivity. Because the high-yield and emerging market areas posted strong performance in recent quarters, we shifted focus somewhat to higher-quality domestic bonds and the established international markets.

We have also invested in credit default swaps, a form of derivative security, which may provide us with a means of capitalizing on any deterioration in the performance of sub-prime mortgage loans.

The views expressed are current as of the date of this report and are subject to change.

Your Fund managers

Ryan K. Brist, CFA
Managing Director, Chief Investment Officer -
Fixed Income

Mr. Brist, CFA is co-head of the fixed-income department at Delaware Investments, where he oversees the fixed income investment process, and is primarily responsible for total return-based products. Prior to joining Delaware Investments in 2000, he was a member of the portfolio management team that managed Conseco Capital Management's investment grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean Witter Reynolds in New York. Mr. Brist holds a bachelor's degree in finance from Indiana University.

Stephen R. Cianci, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Cianci began his career at Delaware Investments in 1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed portfolio manager. Mr. Cianci is also the lead portfolio manager for the firm's Intermediate, Limited-Term, and Inflation-Protected Bond teams. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo joined Delaware Investments in 1992 and is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Mr. Perkins joined Delaware Investments in 2003. He leads the firm's international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments, Mr. Perkins worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank's emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Mr. Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Mr. Perkins holds a bachelor's degree in international studies with a minor in computer science from the University of Notre Dame.

Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments,
Senior Portfolio Manager

Mr. Rabe joined Delaware Investments in 2000. He is head of the High Yield team, responsible for investing strategy for all high yield fixed income funds and strategies at the firm. Prior to joining Delaware Investments, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

Performance summary


Delaware Diversified Income Fund


The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance

Average annual total returns
Through October 31, 2006                        1 year     5 years     Lifetime
________________________________________________________________________________

Class A (Est. 12-29-97)
Excluding sales charge                          +7.27%      +7.59%      +8.17%
Including sales charge                          +2.47%      +6.61%      +7.61%
________________________________________________________________________________

Class B (Est. 10-28-02)
Excluding sales charge                          +6.35%         NA       +7.55%
Including sales charge                          +2.35%         NA       +7.25%
________________________________________________________________________________

Class C (Est. 10-28-02)
Excluding sales charge                          +6.47%         NA       +7.56%
Including sales charge                          +5.47%         NA       +7.56%
________________________________________________________________________________

High-yielding, noninvestment-grade bonds ("junk bonds") involve higher risk than investment-grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities. Investments in foreign bonds have special risks, which include currency fluctuations, economic and political change, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes that either contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year and lifetime (since June 2, 2003) periods ended October 31, 2006 for the Delaware Diversified Income Fund Class R shares was 7.00% and 5.36%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets.

The average annual total returns for the 1-year and lifetime (since October 28, 2002) periods ended October 31, 2006 for the Delaware Diversified Income Fund Institutional Class shares were 7.52% and 8.63%, respectively. Institutional Class shares were first made available on October 28, 2002 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics


As of October 31, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks maximum long-term total return, consistent with reasonable risk.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$1.37 billion

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

723

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 29, 1997


________________________________________________________________________________

                                   Nasdaq symbols               CUSIPs
________________________________________________________________________________

Class A                            DPDFX                        246248744
Class B                            DPBFX                        246248611
Class C                            DPCFX                        246248595
Class R                            DPRFX                        246248553
Institutional Class                DPFFX                        246248587


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on December 29, 1997 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index as of December 29, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown.

The Lehman Brothers Aggregate Bond Index measures the performance of a large group of high-quality, fixed-income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets. An index is unmanaged and does not reflect the costs of operating a mutual fund such as costs of buying, selling and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period May 1, 2006 to October 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 to October 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                          Beginning      Ending                      Paid During
                           Account       Account      Annualized       Period
                            Value         Value        Expense        5/1/06 to
                           5/1/06       10/31/06        Ratios        10/31/06*
________________________________________________________________________________

Actual Fund Return

Class A                   $1,000.00     $1,044.90        1.00%          $5.15
Class B                    1,000.00      1,040.90        1.75%           9.00
Class C                    1,000.00      1,040.90        1.75%           9.00
Class R                    1,000.00      1,043.50        1.25%           6.44
Institutional Class        1,000.00      1,046.10        0.75%           3.87
________________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                   $1,000.00     $1,020.16        1.00%          $5.09
Class B                    1,000.00      1,016.38        1.75%           8.89
Class C                    1,000.00      1,016.38        1.75%           8.89
Class R                    1,000.00      1,018.90        1.25%           6.36
Institutional Class        1,000.00      1,021.42        0.75%           3.82
________________________________________________________________________________

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

Sector/Country allocation and Credit rating breakdown


Delaware Diversified Income Fund

As of October 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                                    Percentage
Sector/Country                                                     of Net Assets
________________________________________________________________________________

Agency Asset-Backed Securities                                         0.07%
________________________________________________________________________________

Agency Collateralized Mortgage Obligations                             1.37%
________________________________________________________________________________

Agency Mortgage-Backed Securities                                      5.72%
________________________________________________________________________________

Agency Obligations                                                     2.44%
________________________________________________________________________________

Collateralized Debt Obligations                                        0.04%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                                  1.96%
________________________________________________________________________________

Corporate Bonds                                                       43.05%

Banking                                                                3.43%
Basic Industry                                                         4.29%
Brokerage                                                              0.99%
Capital Goods                                                          1.81%
Communications                                                         7.32%
Consumer Cyclical                                                      7.94%
Consumer Non-Cyclical                                                  3.32%
Electric                                                               2.26%
Energy                                                                 1.74%
Finance Companies                                                      3.03%
Finance - Other                                                        0.16%
Industrial - Other                                                     0.68%
Insurance                                                              2.25%
Natural Gas                                                            1.07%
Real Estate                                                            0.56%
Technology                                                             0.85%
Transportation                                                         1.35%
________________________________________________________________________________

Foreign Agencies                                                       1.81%

Austria                                                                0.32%
Germany                                                                1.11%
Mexico                                                                 0.22%
Ukraine                                                                0.16%
________________________________________________________________________________

Municipal Bonds                                                        0.32%
________________________________________________________________________________

Non-Agency Asset-Backed Securities                                     1.35%
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations                         6.47%
________________________________________________________________________________

Regional Agencies                                                      3.59%

Australia                                                              3.59%
________________________________________________________________________________

Regional Authorities                                                   0.25%

Canada                                                                 0.25%
________________________________________________________________________________

Senior Secured Loans                                                   1.83%
________________________________________________________________________________

Sovereign Agencies                                                     0.61%

France                                                                 0.05%
Japan                                                                  0.56%
________________________________________________________________________________

Sovereign Debt                                                        15.34%

Argentina                                                              0.33%
Austria                                                                0.66%
Brazil                                                                 1.79%
Colombia                                                               0.87%
Dominican Republic                                                     0.14%
El Salvador                                                            0.08%
France                                                                 0.73%
Germany                                                                1.39%
Indonesia                                                              0.13%
Japan                                                                  2.34%
Malaysia                                                               0.39%
Mexico                                                                 0.71%
Norway                                                                 1.29%
Panama                                                                 0.15%
Philippines                                                            0.41%
Poland                                                                 0.66%
Sweden                                                                 0.93%
Turkey                                                                 0.27%
United Kingdom                                                         1.15%
Uruguay                                                                0.31%
Venezuela                                                              0.61%
________________________________________________________________________________

Supranational Banks                                                    2.22%
________________________________________________________________________________

U.S. Treasury Obligations                                              6.54%
________________________________________________________________________________

Common Stock                                                           0.11%
________________________________________________________________________________

Preferred Stock                                                        0.12%
________________________________________________________________________________

Warrants                                                               0.11%
________________________________________________________________________________

Repurchase Agreements                                                  6.14%
________________________________________________________________________________

Total Market Value of Securities                                     101.46%
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                       (1.46%)
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


Credit rating breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA                                                                   45.69%
AA                                                                     2.72%
A                                                                      8.25%
BBB                                                                   10.05%
BB                                                                    12.45%
B                                                                     17.06%
CCC                                                                    3.71%
D                                                                      0.07%
________________________________________________________________________________

Total                                                                   100%
________________________________________________________________________________

Statement of net assets


Delaware Diversified Income Fund

October 31, 2006


                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Agency Asset-Backed Securities - 0.07%
________________________________________________________________________________

   ~ Fannie Mae Whole Loan
          Series 2002-W11 AV1
          5.66% 11/25/32                USD            99,236    $       99,222
   z FHLMC Structured Pass-
          Through Securities
          Series T 30 A5
          8.61% 12/25/30                              849,927           849,743
                                                                 ______________
Total Agency Asset-Backed Securities
     (cost $947,077)                                                    948,965
                                                                 ______________
________________________________________________________________________________

Agency Collateralized Mortgage Obligations - 1.37%
________________________________________________________________________________

     Fannie Mae
          Series 1992-51 H
          5.00% 4/25/07                                33,251            33,104
          Series 1996-46 ZA
          7.50% 11/25/26                              199,567           206,530
          Series 2002-90 A2
          6.50% 11/25/42                              576,528           587,538
          Series 2003-122 AJ
          4.50% 2/25/28                               703,419           686,659
          Series 2005-110 MB
          5.50% 9/25/35                             1,045,000         1,053,478
     Fannie Mae Grantor Trust
          Series 1999-T2 A1
          7.50% 1/19/39                                41,815            43,737
          Series 2001-T8 A2
          9.50% 7/25/41                               122,295           131,997
          Series 2002-T4 A3
          7.50% 12/25/41                              517,926           539,431
          Series 2004-T1 1A2
          6.50% 1/25/44                               219,508           224,466
     Fannie Mae Whole Loan
          Series 2004-W9 2A1
          6.50% 2/25/44                               451,046           461,841
          Series 2004-W11 1A2
          6.50% 5/25/44                               942,741           965,586
   z FHLMC Structured Pass-
          Through Securities
          Series T-58 2A
          6.50% 9/25/43                               181,170           184,994
     Freddie Mac
          Series 1730 Z
          7.00% 5/15/24                               812,315           854,125
          Series 2326 ZQ
          6.50% 6/15/31                             1,955,432         2,043,170
          Series 2480 EH
          6.00% 11/15/31                               53,175            53,101
          Series 2552 KB
          4.25% 6/15/27                               995,532           984,956
          Series 2662 MA
          4.50% 10/15/31                            1,323,453         1,298,958
          Series 2872 GC
          5.00% 11/15/29                            1,610,000         1,581,967
          Series 2890 PC
          5.00% 7/15/30                             1,070,000         1,052,230
          Series 2915 KP
          5.00% 11/15/29                            2,452,000         2,413,280
          Series 3022 MB
          5.00% 12/15/28                              975,000           966,420
          Series 3063 PC
          5.00% 2/15/29                             2,304,000         2,279,441
                                                                 ______________
Total Agency Collateralized Mortgage
     Obligations (cost $18,854,172)                                  18,647,009
                                                                 ______________
________________________________________________________________________________

Agency Mortgage-Backed Securities - 5.72%
________________________________________________________________________________

     Fannie Mae
          5.50% 1/1/13                              1,534,410         1,538,871
          6.50% 8/1/17                                627,543           638,242
   ~ Fannie Mae ARM
          5.068% 8/1/35                             1,605,689         1,573,449
          5.257% 10/1/33                            1,834,153         1,848,729
          6.627% 11/1/24                                6,174             6,278
     Fannie Mae Relocation 15 yr
          4.00% 9/1/20                              3,128,063         2,957,081
     Fannie Mae Relocation 30 yr
          5.00% 11/1/33                               460,096           448,388
          5.00% 1/1/34                                270,134           263,255
          5.00% 8/1/34                                440,618           429,147
          5.00% 11/1/34                               654,110           637,081
          5.00% 4/1/35                              1,634,151         1,589,162
          5.00% 10/1/35                             1,271,699         1,236,688
          5.00% 1/1/36                              2,084,959         2,027,558
     Fannie Mae S.F. 15 yr
          5.00% 9/1/20                                 23,507            23,155
     Fannie Mae S.F. 15 yr TBA
          6.00% 11/1/21                             1,265,000         1,284,766
          6.00% 12/1/21                             2,790,000         2,830,980
     Fannie Mae S.F. 20 yr
          5.50% 8/1/25                              2,095,701         2,087,195
     Fannie Mae S.F. 30 yr
          5.50% 3/1/29                                615,505           611,559
          5.50% 4/1/29                                501,771           498,554
          7.50% 3/1/32                                 80,332            83,548
          7.50% 4/1/32                                 94,391            98,170
          7.50% 10/1/34                                82,199            85,641
     Fannie Mae S.F. 30 yr TBA
          5.00% 11/1/36                             4,050,000         3,910,781
          5.50% 11/1/36                            34,660,000        34,248,413
          6.50% 11/15/36                            3,160,000         3,221,225
          7.00% 11/1/36                               170,000           174,888
     Freddie Mac 7.00% 1/1/08                         296,262           297,373
   ~ Freddie Mac ARM
          3.192% 12/1/33                            2,593,759         2,613,586
          5.015% 4/1/34                               196,562           197,887
     Freddie Mac Relocation 30 yr
          5.00% 9/1/33                                293,702           287,194
     Freddie Mac S.F. 15 yr
          4.00% 2/1/14                                105,296           101,800

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Agency Mortgage-Backed Securities (continued)
________________________________________________________________________________

     Freddie Mac S.F. 30 yr TBA
          5.00% 11/1/36                 USD         5,315,000    $    5,135,618
          6.00% 11/1/36                             5,085,000         5,118,368
     GNMA I S.F. 30 yr
          7.50% 10/15/30                                5,540             5,776
          7.50% 2/15/32                                 1,563             1,629
          9.50% 9/15/17                                 9,164             9,955
          10.00% 7/15/17                                4,994             5,534
                                                                 ______________
Total Agency Mortgage-Backed Securities
     (cost $77,942,482)                                              78,127,524
                                                                 ______________
________________________________________________________________________________

Agency Obligations - 2.44%
________________________________________________________________________________

     Fannie Mae
          5.00% 9/15/08                             3,000,000         3,005,532
          6.375% 8/15/07                AUD         2,986,000         2,309,076
     Federal Farm Credit Bank
          5.125% 8/25/16                USD         1,935,000         1,967,715
     Federal Home Loan Bank
          System 5.375% 8/19/11                     6,090,000         6,224,206
   ^ Financing Corporation
          Interest Strip
          CPN 5.101% 10/6/11                          355,000           283,333
          CPN 5.101% 2/3/12                            50,000            39,011
          CPN 5.175% 3/26/12                          880,000           681,940
          CPN 5.213% 10/6/15                          640,000           413,663
          CPN 5.259% 5/30/16                          385,000           240,472
          CPN 1 5.093% 11/11/11                       173,000           138,231
          CPN 1 5.162% 5/11/12                      1,000,000           772,503
          CPN 1 5.283% 5/11/15                      1,270,000           839,061
          CPN 1 5.407% 11/11/17                     2,230,000         1,288,180
          CPN 4 5.213% 10/6/15                        640,000           413,663
          CPN 7 5.097% 8/3/13                          10,000             7,237
          CPN 12 5.10% 12/6/11                      2,000,000         1,588,316
          CPN 13 5.161% 12/27/12                      300,000           223,229
          CPN 13 5.208% 6/27/13                     1,265,000           919,193
          CPN 13 5.366% 12/27/16                    1,140,000           691,382
          CPN 15 5.36% 9/7/13                          20,000            14,406
          CPN 15 5.575% 3/7/16                      1,235,000           781,496
          CPN 17 5.352% 4/5/13                        125,000            91,773
          CPN 19 5.352% 6/6/13                        400,000           291,340
          CPN A 5.098% 8/8/15                         480,000           313,175
          CPN A 5.099% 2/8/15                         480,000           321,152
          CPN C 5.099% 5/30/15                         25,000            16,472
          CPN D 5.116% 9/26/11                      2,200,000         1,755,446
          CPN D 5.119% 9/26/10                      1,900,000         1,578,305
     Freddie Mac
          4.75% 1/19/16                               335,000           330,378
          5.50% 7/18/16                             5,515,000         5,749,593
                                                                 ______________
Total Agency Obligations
     (cost $32,431,418)                                              33,289,479
                                                                 ______________
________________________________________________________________________________

Collateralized Debt Obligations - 0.04%
________________________________________________________________________________

 =@# Alliance Capital Funding
          CBO Series 1 A3 144A
          5.84% 2/15/10                                 6,054             6,054
 =@~ Merrill Lynch CBO VII
          Series 1997-C3A A
          5.764% 3/23/08                              142,399            10,197
 =@# Putnam CBO II Series 1A A1
          144A 6.875% 11/8/09                           8,771             8,771
  =@ South Street CBO Series 1999-
          1A A1 7.16% 7/1/11                           11,616            11,674
 =@# Travelers Funding Limited
          CBO Series 1A A2 144A
          6.35% 2/18/14                               500,000           501,996
                                                                 ______________
Total Collateralized Debt Obligations
     (cost $626,537)                                                    538,692
                                                                 ______________
________________________________________________________________________________

Commercial Mortgage-Backed Securities - 1.96%
________________________________________________________________________________

     Bank of America
          Commercial Mortgage
          Securities
        ~ Series 2006-3 A4
          5.889% 7/10/44                            1,175,000         1,225,115
          Series 2006-4 A4
          5.634% 7/10/46                              980,000         1,004,278
   # Bear Stearns Commercial
          Mortgage Securities
          Series 2004-ESA E 144A
          5.064% 5/14/16                            1,355,000         1,355,097
   z Commercial Mortgage Pass-
          Through Certificates
        # Series 2001-J1A A2 144A
          6.457% 2/14/34                            1,029,428         1,070,336
          Series 2006-C7 A2
          5.69% 6/10/46                               805,000           821,922
   ~ Credit Suisse Mortgage
          Capital Certificates
          Series 2006-C1 AAB
          5.681% 2/15/39                              445,000           452,242
   # Crown Castle Towers
          Series 2005-1A C 144A
          5.074% 6/15/35                              645,000           635,267
   # First Union National Bank
          Commercial Mortgage
          Trust Series 2001-C2 L
          144A 6.46% 1/12/43                        1,165,000         1,181,098
     GE Capital Commercial
          Mortgage Trust
          Series 2002-1A A3
          6.269% 12/10/35                           3,840,000         4,029,762
   # Global Signal Trust 144A
          Series 2004-2A A
          4.232% 12/15/14                             695,000           678,673
          Series 2006-1 B
          5.588% 2/15/36                              545,000           546,853
          Series 2006-1 C
          5.707% 2/15/36                              835,000           838,153


                                                               (continues)     9

Statement of net assets


Delaware Diversified Income Fund


                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Commercial Mortgage-Backed Securities (continued)
________________________________________________________________________________

   ~ GS Mortgage Securities II
          Series 2006-GG8 A4
          5.56% 11/10/39                USD         3,220,000    $    3,281,019
        # Series 2006-RR2 A1 144A
          5.814% 6/23/46                            1,030,000         1,044,044
     JPMorgan Chase
          Commercial Mortgage
          Securities
          Series 2002-C1 A3
          5.376% 7/12/37                            2,630,000         2,654,741
          Series 2002-C2 A2
          5.05% 12/12/34                            2,510,000         2,491,165
          Series 2003-C1 A2
          4.985% 1/12/37                              335,000           330,835
       ~# Series 2006-RR1A A1
          144A 5.609% 10/18/52                        925,000           929,773
     LB-UBS Commercial
          Mortgage Trust
          Series 2002-C1 A4
          6.462% 3/15/31                              940,000           994,792
   # Merrill Lynch Mortgage
          Trust 144A
          Series 2005-GGP1 E
          4.33% 11/15/10                              315,000           311,818
          Series 2005-GGP1 F
          4.35% 11/15/10                              290,000           286,958
   # Morgan Stanley Capital I
          Series 1999-FNV1 G
          144A 6.12% 3/15/31                          455,000           459,568
  ~# Morgan Stanley Dean
          Witter Capital I
          Series 2001-TOP1 E
          144A 7.347% 2/15/33                         185,000           196,909
                                                                 ______________
Total Commercial Mortgage-Backed
     Securities (cost $27,058,213)                                   26,820,418
                                                                 ______________
________________________________________________________________________________

Corporate Bonds - 43.05%
________________________________________________________________________________

Banking - 3.43%
     BAC Capital Trust XI
          6.625% 5/23/36                              390,000           421,531
     Banco BMG 8.75% 7/1/10                         2,250,000         2,246,778
   # Banco Mercantil 144A
          6.862% 10/13/21                           2,800,000         2,854,146
   # Bank of Moscow 144A
          7.335% 5/13/13                            1,120,000         1,157,274
  ~# Barclays Bank 144A
          5.926% 12/31/49                           1,295,000         1,309,927
          7.375% 6/29/49                            1,030,000         1,120,618
     Citigroup
          0.80% 10/30/08                JPY       250,100,000         2,138,968
          6.125% 8/25/36                USD           340,000           354,313
     Credit Suisse USA
          6.125% 11/15/11                             450,000           468,284
     First Union II 7.85% 1/1/27                    3,065,000         3,192,718
     Fortis Capital A
          6.25% 6/29/49                 EUR         1,600,000         2,141,866
  ~# Glitnir Banki 144A
          6.693% 6/15/16                USD         1,755,000         1,813,026
  ~# HBOS 144A 5.92% 9/29/49                        1,000,000           980,916
     Kazkommerts International
          8.00% 11/3/15                             1,295,000         1,338,124
   # Majapahit Holding 144A
          7.75% 10/17/16                            2,005,000         2,065,150
   ~ MUFG Capital Finance 1
          6.346% 7/29/49                            1,105,000         1,117,943
     Popular North America
          4.25% 4/1/08                              1,075,000         1,054,662
        ~ 5.77% 4/6/09                                800,000           802,547
     Popular North America Capital
          Trust I 6.564% 9/15/34                    1,235,000         1,211,507
  ~# Rabobank Capital Funding II
          144A 5.26% 12/29/49                         765,000           752,368
   ~ RBS Capital Trust I
          4.709% 12/29/49                             700,000           664,439
   ~ Resona Bank
          4.125% 9/29/49                EUR         1,450,000         1,802,470
        # 144A 5.85% 9/29/49            USD         1,955,000         1,918,436
  ~# Resona Preferred Global
          Securities 144A
          7.191% 12/29/49                           2,900,000         3,045,580
   # Russian Standard Bank
          144A 8.625% 5/5/11                          665,000           665,665
  ~# Shinsei Finance Cayman
          144A 6.418% 1/29/49                       1,430,000         1,440,668
     Sovereign Capital Trust VI
          7.908% 6/13/36                            1,615,000         1,817,944
   # TuranAlem Finance 144A
          7.75% 4/25/13                             1,237,000         1,246,278
     Vneshtorgbank
          4.25% 2/15/16                 EUR         1,735,000         2,184,159
       ~# 144A 5.97% 8/1/08             USD           780,000           780,351
   ~ Wachovia Capital Trust III
          5.80% 8/29/49                             2,650,000         2,675,891
                                                                 ______________

                                                                     46,784,547
                                                                 ______________
Basic Industry - 4.29%
     Abitibi-Consolidated
          6.95% 12/15/06                              670,000           673,350
     Abitibi-Consolidated
          Finance 7.875% 8/1/09                     3,575,000         3,521,375
     AK Steel 7.875% 2/15/09                        1,650,000         1,664,438
     Alrosa Finance
          8.875% 11/17/14                           1,484,000         1,705,116
       @# 144A 8.875% 11/17/14                      1,030,000         1,184,500
     Barrick Gold Finance
          7.50% 5/1/07                                365,000           368,768
   # Berry Plastics Holding 144A
          8.875% 9/15/14                            1,000,000         1,015,000
     Bowater
          9.00% 8/1/09                              2,015,000         2,105,675
          9.50% 10/15/12                            3,975,000         4,034,624
     Donohue Forest Products
          7.625% 5/15/07                            1,805,000         1,814,025

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Basic Industry (continued)
     EvrazSecurities
          10.875% 8/3/09                USD         1,600,000    $    1,766,448
     Georgia-Pacific
          8.875% 5/15/31                            1,045,000         1,110,313
          9.50% 12/1/11                             2,800,000         3,059,000
     Huntsman International
          10.125% 7/1/09                              455,000           464,100
     Ispat Inland 9.75% 4/1/14                        246,000           275,890
     Lubrizol 4.625% 10/1/09                        1,520,000         1,493,199
     Lyondell Chemical
          8.25% 9/15/16                             1,575,000         1,630,125
          10.50% 6/1/13                               175,000           193,375
   # Nell AF Sarl 144A
          8.375% 8/15/15                            1,670,000         1,703,400
     NewPage 10.00% 5/1/12                          1,925,000         2,026,063
     Norske Skog Canada
          8.625% 6/15/11                            3,025,000         3,040,125
   # Norske Skogindustrier 144A
          7.125% 10/15/33                           1,820,000         1,668,174
   # Port Townsend Paper 144A
          11.00% 4/15/11                            1,745,000         1,539,963
     Potlatch 13.00% 12/1/09                        1,962,000         2,295,055
   # Sappi Papier 144A
          6.75% 6/15/12                               965,000           929,524
          7.50% 6/15/32                             3,780,000         3,284,245
  ++ Solutia 6.72% 10/15/37                         2,220,000         2,103,450
     Southern Copper
          7.50% 7/27/35                             1,655,000         1,777,750
   # Stora Enso Oyj 144A
          7.25% 4/15/36                             1,395,000         1,466,091
     Tembec Industries
          8.625% 6/30/09                           10,050,000         5,879,249
     Weyerhaeuser
          7.125% 7/15/23                            1,700,000         1,713,347
     Witco 6.875% 2/1/26                            1,245,000         1,108,050
                                                                 ______________

                                                                     58,613,807
                                                                 ______________
Brokerage - 0.99%
   ~ Ameriprise Financial
          7.518% 6/1/66                             1,335,000         1,454,218
     Amvescap 4.50% 12/15/09                        1,740,000         1,699,921
     E Trade Financial
          8.00% 6/15/11                             2,000,000         2,085,000
     Goldman Sachs Group
          6.345% 2/15/34                            1,030,000         1,055,187
     LaBranche
          9.50% 5/15/09                             1,175,000         1,242,563
          11.00% 5/15/12                            1,975,000         2,142,874
     Merrill Lynch
        ~ 4.95% 3/12/07                               775,000           771,001
          6.05% 5/16/16                             1,020,000         1,061,142
          6.22% 9/15/26                               535,000           554,029
     Morgan Stanley
          6.25% 8/9/26                              1,335,000         1,402,409
                                                                 ______________

                                                                     13,468,344
                                                                 ______________
Capital Goods - 1.81%
     Armor Holdings
          8.25% 8/15/13                             2,200,000         2,288,000
     Building Materials
     Corporation of America
          8.00% 10/15/07                              850,000           854,250
     Casella Waste Systems
          9.75% 2/1/13                              3,450,000         3,639,750
     Caterpillar 6.05% 8/15/36                        770,000           810,032
     CPG International I
          10.50% 7/1/13                             1,135,000         1,163,375
   # Embraer Overseas 144A
          6.375% 1/24/17                              560,000           561,400
     General Electric 5.00% 2/1/13                  1,180,000         1,171,155
     Geo Subordinate
          11.00% 5/15/12                            2,060,000         2,142,400
     Graham Packaging
          9.875% 10/15/14                           2,875,000         2,896,563
     Interface 10.375% 2/1/10                       2,150,000         2,365,000
     Intertape Polymer
          8.50% 8/1/14                              1,600,000         1,448,000
   ? NTK Holdings 10.75% 3/1/14                     2,000,000         1,380,000
   # Penhall International 144A
          12.00% 8/1/14                             1,000,000         1,070,000
   # Siemens Finance 144A
          6.125% 8/17/26                              975,000         1,017,185
   # WCA Waste 144A
          9.25% 6/15/14                             1,875,000         1,950,000
                                                                 ______________

                                                                     24,757,110
                                                                 ______________
Communications - 7.32%
   } Adelphia Communications
          8.125% 2/1/07                             1,075,000           841,188
     American Tower
          7.125% 10/15/12                           1,690,000         1,732,250
     American Towers
          7.25% 12/1/11                               575,000           593,688
     AT&T
          7.30% 11/15/11                            1,055,000         1,149,406
          8.00% 11/15/31                            1,235,000         1,551,957
     BellSouth 4.20% 9/15/09                          580,000           564,150
     British Telecommunications
          8.875% 12/15/30                             955,000         1,297,608
   # Broadview Networks 144A
          11.375% 9/1/12                            1,325,000         1,381,313
     CCH I Holdings
          13.50% 1/15/14                            1,275,000         1,192,125
   } Century Communications
          9.50% 2/1/07                              7,700,000         8,739,499
     Charter Communication
          Holdings
          11.75% 5/15/11                            1,950,000         1,784,250
          13.50% 1/15/11                            4,550,000         4,299,749
   # Charter Communications
          144A 5.875% 11/16/09                         42,000            48,720


                                                                 (continues) 11

Statement of net assets


Delaware Diversified Income Fund

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Communications (continued)
     Cincinnati Bell 8.375% 1/15/14     USD         3,060,000    $    3,136,500
  ~# Cleveland Unlimited 144A
          13.64% 12/15/10                             575,000           625,313
     Comcast
        ~ 5.674% 7/14/09                            1,200,000         1,203,143
          6.50% 11/15/35                            1,170,000         1,198,602
     Cox Communications
          4.625% 1/15/10                              585,000           572,074
   # Cricket Communications
          144A 9.375% 11/1/14                       1,300,000         1,332,500
     Dex Media East
          12.125% 11/15/12                          1,157,000         1,292,948
   # Digicel Limited 144A
          9.25% 9/1/12                              3,535,000         3,685,237
     GTE California
          7.65% 3/15/07                             2,065,000         2,081,508
   # Hughes Network
     Systems/Finance 144A
          9.50% 4/15/14                             2,700,000         2,808,000
   ? Inmarsat Finance
          10.375% 11/15/12                          9,075,000         8,167,499
     Insight Communications
          12.25% 2/15/11                              400,000           423,000
     Insight Midwest
          9.75% 10/1/09                               500,000           510,000
          10.50% 11/1/10                            5,904,000         6,125,399
     iPCS 11.50% 5/1/12                               420,000           471,450
   ~ IWO Holdings
          9.124% 1/15/12                              175,000           179,813
   # Level 3 Financing 144A
          9.25% 11/1/14                             1,475,000         1,491,594
     Mediacom Broadband
          8.50% 10/15/15                              250,000           250,938
        # 144A 8.50% 10/15/15                         815,000           818,056
     Mediacom Capital
          9.50% 1/15/13                             3,275,000         3,377,344
   # MetroPCS Wireless 144A
          9.25% 11/1/14                             1,125,000         1,140,469
   # Nordic Telephone 144A
          8.875% 5/1/16                               650,000           684,125
   ~ Qwest 8.64% 6/15/13                              630,000           681,975
   # Qwest 144A 7.50% 10/1/14                       2,250,000         2,368,125
     Rural Cellular
          9.875% 2/1/10                             1,250,000         1,318,750
        ~ 11.239% 11/1/12                             720,000           750,600
     Sheridan Group
          10.25% 8/15/11                              960,000           984,000
     Sprint Capital
          7.625% 1/30/11                            1,190,000         1,283,760
          8.75% 3/15/32                             2,160,000         2,676,266
     Telecom Italia Capital
          4.00% 1/15/10                             1,510,000         1,439,287
        ~ 5.984% 7/18/11                            1,425,000         1,423,501
          7.20% 7/18/36                             1,805,000         1,902,322
     Telefonica Emisones
        ~ 5.69% 6/19/09                               915,000           916,421
          5.984% 6/20/11                            1,005,000         1,027,739
          6.421% 6/20/16                              415,000           430,892
          7.045% 6/20/36                              350,000           378,061
     Telefonos de Mexico
          4.50% 11/19/08                            1,180,000         1,163,856
     THOMSON 5.75% 2/1/08                             205,000           205,967
     Time Warner Entertainment
          8.375% 3/15/23                              670,000           792,706
     Triton Communications
          8.50% 6/1/13                              2,575,000         2,459,125
          9.375% 2/1/11                             3,850,000         3,522,750
   ~ US LEC 13.87% 10/1/09                            900,000           959,625
     Vertis 10.875% 6/15/09                         2,400,000         2,400,000
     Vimpel Communications
          8.25% 5/23/16                             1,345,000         1,396,883
        # 144A 8.25% 5/23/16                          200,000           207,750
   # Wind Acquisition Finance
          144A 10.75% 12/1/15                       2,280,000         2,545,050
                                                                 ______________

                                                                     99,986,826
                                                                 ______________
Consumer Cyclical - 7.94%
     Accuride 8.50% 2/1/15                          1,100,000         1,072,500
     Boyd Gaming
          8.75% 4/15/12                             1,675,000         1,758,750
     Brickman Group
          11.75% 12/15/09                             575,000           615,250
   # Buffets 144A
          12.50% 11/1/14                            1,300,000         1,313,000
   # Cap Cana 144A
          9.625% 11/3/13                            1,685,000         1,710,275
     Carrols 9.00% 1/15/13                          1,375,000         1,399,063
     Centex
        ~ 5.739% 8/1/07                               850,000           850,922
          6.50% 5/1/16                              2,105,000         2,161,187
     Corrections Corporation of
          America 7.50% 5/1/11                      1,650,000         1,695,375
   ~ DaimlerChrysler NA
     Holdings 5.918% 8/3/09                         2,905,000         2,908,608
     Ford Motor
          7.45% 7/16/31                             2,290,000         1,806,238
          7.70% 5/15/97                               700,000           512,750
     Ford Motor Credit
          5.75% 1/12/09                 EUR         2,634,000         3,293,688
          7.375% 10/28/09               USD         1,550,000         1,509,716
          9.875% 8/10/11                            5,745,000         5,942,001
        # 144A 9.75% 9/15/10                        1,220,000         1,259,079
   # Galaxy Entertainment
          Finance 144A
          9.875% 12/15/12                           5,736,000         6,094,499
     Gaylord Entertainment
          8.00% 11/15/13                            1,600,000         1,636,000
     General Motors
          8.375% 7/15/33                            3,670,000         3,284,650

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Consumer Cyclical (continued)
     General Motors Acceptance
          Corporation
          6.875% 9/15/11                USD         6,595,000    $    6,647,053
          7.50% 12/1/06                 NZD         5,150,000         3,441,966
          8.00% 11/1/31                 USD        10,405,000        11,179,870
     General Motors Acceptance
          International Finance
          4.125% 2/6/07                 EUR         2,463,000         3,141,135
     Harrah's Operating
          6.50% 6/1/16                  USD         2,890,000         2,548,038
     Landry's Restaurant
          7.50% 12/15/14                            1,175,000         1,128,000
     Lodgenet Entertainment
          9.50% 6/15/13                             2,750,000         2,956,250
     Majestic Star Casino
          9.50% 10/15/10                            1,200,000         1,218,000
     Mandalay Resort Group
          9.375% 2/15/10                            2,200,000         2,348,500
          9.50% 8/1/08                              2,325,000         2,464,500
   # Micheals Stores 144A
          11.375% 11/1/16                           1,415,000         1,423,844
     Neiman Marcus
          9.00% 10/15/15                            1,635,000         1,761,713
          10.375% 10/15/15                          3,170,000         3,483,037
   # NPC International 144A
          9.50% 5/1/14                              1,450,000         1,475,375
     O'Charleys 9.00% 11/1/13                       1,125,000         1,175,625
     Penney (J.C.)
          7.375% 8/15/08                              700,000           721,909
          7.625% 3/1/97                               290,000           303,885
     Playtex Products
          9.375% 6/1/11                             1,445,000         1,510,025
   # Pokagon Gaming Authority
          144A 10.375% 6/15/14                      2,350,000         2,532,125
     Procter & Gamble
          2.00% 6/21/10                 JPY       245,000,000         2,159,922
   # TDS Investor 144A
          11.875% 9/1/16                USD           675,000           668,250
     Time Warner
          8.18% 8/15/07                               290,000           296,262
   ? Town Sports International
          11.00% 2/1/14                             1,395,000         1,152,619
     True Temper Sports
          8.375% 9/15/11                              725,000           654,313
   # Turning Stone Resort Casino
          144A 9.125% 9/15/14                       1,175,000         1,201,438
   # Uno Restaurant 144A
          10.00% 2/15/11                              975,000           789,750
     Viacom
        ~ 5.74% 6/16/09                             1,390,000         1,391,170
          5.75% 4/30/11                               835,000           836,858
     Visteon 8.25% 8/1/10                           2,075,000         1,992,000
     WMG Acquisition
          7.375% 4/15/14                            2,100,000         2,063,250
     Wheeling Island Gaming
          10.125% 12/15/09                          2,850,000         2,928,375
                                                                 ______________

                                                                    108,418,608
                                                                 ______________
Consumer Non-Cyclical - 3.32%
     AmerisourceBergen
          5.875% 9/15/15                            1,510,000         1,490,572
     Biovail 7.875% 4/1/10                          5,475,000         5,516,062
     Boston Scientifc
          6.40% 6/15/16                             1,045,000         1,063,277
     Constellation Brands
          8.125% 1/15/12                            1,750,000         1,824,375
     Cott Beverages
          8.00% 12/15/11                            1,925,000         1,977,938
     CRC Health 10.75% 2/1/16                       2,150,000         2,257,500
     Gold Kist 10.25% 3/15/14                       1,425,000         1,642,313
     HCA 5.50% 12/1/09                                800,000           809,443
   # Healthsouth 144A
          10.75% 6/15/16                            3,800,000         3,913,999
     Ingles Markets
          8.875% 12/1/11                            2,150,000         2,252,125
     Kraft Foods 6.50% 11/1/31                        400,000           435,872
 ++# Le-Natures 144A
          10.00% 6/15/13                            1,350,000         1,383,750
     Medco Health Solutions
          7.25% 8/15/13                             1,505,000         1,637,300
   # Miller Brewing 144A
          4.25% 8/15/08                               685,000           672,285
     National Beef Packing
          10.50% 8/1/11                             2,025,000         2,116,125
     Pilgrim's Pride
          9.625% 9/15/11                            1,495,000         1,573,488
     Pinnacle Foods
          8.25% 12/1/13                             1,600,000         1,612,000
   # Reynolds American 144A
          6.50% 6/1/07                                555,000           559,865
   ~ Safeway 5.718% 3/27/09                         1,785,000         1,787,783
     Swift 12.50% 1/1/10                            1,225,000         1,255,625
     US Oncology
          9.00% 8/15/12                               525,000           546,656
          10.75% 8/15/14                            2,275,000         2,513,875
     UST 6.625% 7/15/12                               930,000           985,120
   ? Vanguard Health I
          11.25% 10/1/15                            3,125,000         2,289,063
     Warner Chilcott
          8.75% 2/1/15                              1,830,000         1,898,625
     Wyeth 5.50% 2/1/14                             1,325,000         1,334,895
                                                                 ______________

                                                                     45,349,931
                                                                 ______________
Electric - 2.26%
   # Abu Dhabi National Energy
          144A
          5.875% 10/27/16                             980,000         1,000,160
          6.50% 10/27/36                            4,240,000         4,444,982


                                                                 (continues) 13

Statement of net assets


Delaware Diversified Income Fund

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Electric (continued)
     Avista
          7.75% 1/1/07                  USD           290,000    $      290,917
          9.75% 6/1/08                              1,128,000         1,196,474
 ++# Calpine 144A
          8.496% 7/15/07                              948,175         1,021,659
     Dominion Resources
          5.687% 5/15/08                            1,520,000         1,526,986
        ~ 6.30% 9/30/66                             1,190,000         1,192,744
     Duke Capital
          5.668% 8/15/14                              615,000           618,817
     Elwood Energy
          8.159% 7/5/26                             1,745,156         1,856,342
     FPL Group Capital
          5.625% 9/1/11                               925,000           938,644
     Hydro Quebec
          10.50% 10/15/21               CAD           806,000         1,174,541
     Midwest Generation
          8.30% 7/2/09                  USD         1,447,961         1,495,020
          8.75% 5/1/34                              1,695,000         1,841,194
     Mirant Americas Generation
          8.30% 5/1/11                              2,420,000         2,462,349
     Mirant North America
          7.375% 12/31/13                           2,000,000         2,032,500
   # National Power 144A
          6.875% 11/2/16                            1,125,000         1,132,031
     Oncor Electric Delivery
          7.00% 9/1/22                                215,000           235,015
     Orion Power
          12.00% 5/1/10                             1,800,000         2,052,000
     Pepco Holdings
          5.50% 8/15/07                             1,515,000         1,515,758
        ~ 6.025% 6/1/10                             1,025,000         1,029,460
   # Power Contract Financing
          144A 6.256% 2/1/10                          748,263           754,310
     PSEG Energy Holdings
          8.625% 2/15/08                               12,000            12,510
     Southern Capital Funding
          5.30% 2/1/07                                630,000           629,157
   # Tenaska Alabama Partners
          144A 7.00% 6/30/21                          387,671           385,668
=++# USGen New England 144A
          7.459% 1/2/15                                 5,743             3,876
     Xcel Energy 6.50% 7/1/36                          70,000            75,071
                                                                 ______________

                                                                     30,918,185
                                                                 ______________
Energy - 1.74%
     Anadarko Petroleum
          5.95% 9/15/16                               590,000           600,307
     Bluewater Finance
          10.25% 2/15/12                              990,000         1,014,750
   # Canadian Oil Sands 144A
          4.80% 8/10/09                               515,000           505,594
     Compton Petroleum
          Finance 7.625% 12/1/13                      570,000           542,925
     Gazprom 4.56% 12/9/12              EUR         2,700,000         3,404,657
   # Hilcorp Energy 144A
          9.00% 6/1/16                  USD         1,500,000         1,560,000
   # Mariner Energy 144A
          7.50% 4/15/13                             1,205,000         1,162,825
     Nexen 5.875% 3/10/35                             345,000           331,196
   # Pan American Energy 144A
          7.75% 2/9/12                              1,920,000         1,939,200
     Petrobras International
          Finance 6.125% 10/6/16                    2,005,000         2,015,025
   # PetroHawk Energy 144A
          9.125% 7/15/13                            2,875,000         2,946,875
   # Plains All American Pipeline
          144A 6.65% 1/15/37                          450,000           462,259
   # Ras Laffan Liquefied Natural
          Gas III 144A
          5.832% 9/30/16                            1,285,000         1,299,798
          5.838% 9/30/27                              435,000           423,359
   ~ Secunda International
          13.374% 9/1/12                            1,145,000         1,186,506
   # TNK-BP Finance 144A
          7.50% 7/18/16                             2,745,000         2,876,936
     Valero Energy
          6.125% 4/15/07                              340,000           340,791
     Weatherford International
          4.95% 10/15/13                              290,000           279,848
     Whiting Petroleum
          7.25% 5/1/13                                870,000           863,475
                                                                 ______________

                                                                     23,756,326
                                                                 ______________
Finance Companies - 3.03%
   ~ American Express
          6.80% 9/1/66                                670,000           713,745
     American General Finance
          4.875% 7/15/12                            2,025,000         1,978,605
     FINOVA Group
          7.50% 11/15/09                            4,985,250         1,470,649
     GE Capital UK Funding
          4.625% 1/18/16                GBP           903,000         1,650,888
     General Electric Capital
          5.125% 1/28/14                SEK        18,000,000         2,660,583
   # Hexion Finance 144A
          9.75% 11/15/14                USD         2,650,000         2,656,625
     HSBC Finance
          4.625% 9/15/10                            1,990,000         1,955,207
   ~ HSBC Finance Capital Trust
          IX 5.911% 11/30/35                        1,400,000         1,410,476
     International Lease Finance
          4.625% 6/2/08                               505,000           499,873
     JP Morgan Chase Capital
          XVIII 6.95% 8/17/36                       1,050,000         1,140,374
          XX 6.55% 9/29/36                            710,000           737,987
     Lehman Brothers
          Capital Funding III
          3.875% 2/28/49                EUR         1,450,000         1,804,578
   ~ Nelnet 7.40% 9/29/36               USD           675,000           699,428

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Finance Companies (continued)
     Red Arrow International
          Leasing 8.375% 3/31/12        RUB       160,235,544    $    6,246,219
     Residential Capital
          5.125% 5/17/12                EUR         1,757,000         2,274,919
          6.00% 2/22/11                 USD         1,005,000         1,008,855
          6.125% 11/21/08                           1,860,000         1,871,212
          6.375% 6/30/10                              933,000           947,653
          6.375% 5/17/13                GBP         1,068,000         2,069,463
          6.50% 4/17/13                 USD         3,045,000         3,102,773
          6.875% 6/30/15                            1,975,000         2,070,475
       ~# 144A 7.204% 4/17/09                       1,425,000         1,428,380
  ~# Swiss Re Capital I 144A
          6.854% 5/29/49                              945,000           988,809
                                                                 ______________

                                                                     41,387,776
                                                                 ______________
Finance - Other - 0.16%
     FTI Consulting
          7.625% 6/15/13                            1,700,000         1,746,750
        # 144A 7.75% 10/1/16                          475,000           488,063
                                                                 ______________

                                                                      2,234,813
                                                                 ______________
Industrial - Other - 0.68%
     Adesa 7.625% 6/15/12                           2,075,000         2,069,812
   # Baker & Taylor 144A
          11.50% 7/1/13                             1,150,000         1,155,750
   # Knowledge Learn 144A
          7.75% 2/1/15                                955,000           909,638
   # Mobile Services Group
          144A 9.75% 8/1/14                         1,050,000         1,093,313
     Mueller Group
          10.00% 5/1/12                               682,000           746,790
   ? Mueller Holdings
          14.75% 4/15/14                            1,192,000         1,054,920
   # RBS Global & Rexnord 144A
          9.50% 8/1/14                                300,000           312,000
          11.75% 8/1/16                               505,000           527,725
     Trimas 9.875% 6/15/12                          1,525,000         1,444,937
                                                                 ______________

                                                                      9,314,885
                                                                 ______________
Insurance - 2.25%
     ASIF III Jersey
          0.95% 7/15/09                 JPY       249,000,000         2,124,872
   # Farmers Exchange Capital
          144A 7.05% 7/15/28            USD         1,955,000         2,055,295
   # Farmers Insurance Exchange
          144A
          6.00% 8/1/14                                270,000           268,732
          8.625% 5/1/24                               345,000           415,038
  ~# Great West Life & Annuity
     Insurance 144A
          7.153% 5/16/46                              680,000           716,948
     Hartford Financial Services
     Group 5.663% 11/16/08                            955,000           961,675
   # Liberty Mutual 144A
          5.75% 3/15/14                               195,000           197,128
          6.70% 8/15/16                               825,000           878,797
     Marsh & McLennan
          5.15% 9/15/10                             1,195,000         1,146,809
          5.375% 3/15/07                            1,165,000         1,164,272
        ~ 5.513% 7/13/07                            1,385,000         1,385,022
     MetLife 5.00% 6/15/15                            830,000           806,346
   # Metropolitan Life Global
          Funding I 144A
          4.25% 7/30/09                             1,394,000         1,360,577
     Montpelier Re
          6.125% 8/15/13                              655,000           636,760
   # Nationwide Mutual
          Insurance 144A
          7.875% 4/1/33                             1,210,000         1,445,616
   # Nippon Life Insurance 144A
          4.875% 8/9/10                             2,150,000         2,112,317
 z~# North Front Pass-Through
          Trust 144A
          5.81% 12/15/24                            1,865,000         1,856,179
     Safeco Capital Trust I
          8.072% 7/15/37                              940,000           988,275
     St. Paul Travelers
          5.01% 8/16/07                             1,380,000         1,372,611
 z~# Twin Reefs Pass-Through
          Trust 144A
          6.32% 12/31/49                            1,800,000         1,803,254
   # UnumProvident Finance
          144A 6.85% 11/15/15                         975,000         1,022,907
     WellPoint
          4.25% 12/15/09                              505,000           490,771
          5.85% 1/15/36                             1,895,000         1,869,997
     Willis North America
          5.125% 7/15/10                              870,000           846,256
          5.625% 7/15/15                            1,035,000           990,980
  ~# ZFS Finance Trust I 144A
          6.45% 12/15/65                            1,840,000         1,840,743
                                                                 ______________

                                                                     30,758,177
                                                                 ______________
Natural Gas - 1.07%
     Copano Energy
          8.125% 3/1/16                               450,000           460,125
     El Paso Natural Gas
          7.625% 8/1/10                             1,865,000         1,934,938
   # El Paso Performance-
          Linked Trust 144A
          7.75% 7/15/11                             1,000,000         1,040,000
     El Paso Production
          7.75% 6/1/13                                875,000           901,250
     Enterprise Products
          Operating
          4.00% 10/15/07                              430,000           423,825
          4.625% 10/15/09                           1,290,000         1,264,058
        ~ 8.375% 8/1/66                             2,285,000         2,459,852
     Inergy Finance
          6.875% 12/15/14                             525,000           510,563
          8.25% 3/1/16                                400,000           417,000

                                                                 (continues) 15

Statement of net assets


Delaware Diversified Income Fund

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Corporate Bonds (continued)
________________________________________________________________________________

Natural Gas (continued)
     Kinder Morgan Finance
          5.35% 1/5/11                  USD         1,505,000    $    1,471,229
   # MarkWest Energy Partners
          144A 8.50% 7/15/16                          825,000           835,313
     Oneok 5.51% 2/16/08                            1,245,000         1,246,338
   ~ Sempra Energy
          5.863% 5/21/08                              370,000           370,714
     Valero Logistics Operations
          6.05% 3/15/13                             1,220,000         1,238,784
                                                                 ______________

                                                                     14,573,989
                                                                 ______________
Real Estate - 0.56%
     American Real Estate
          Partners 8.125% 6/1/12                    1,825,000         1,875,188
     BF Saul REIT 7.50% 3/1/14                      1,704,000         1,738,080
     Developers Diversified
          Realty
          4.625% 8/1/10                               290,000           282,834
          5.25% 4/15/11                               400,000           397,663
          5.375% 10/15/12                           1,515,000         1,509,185
     HRPT Properties Trust
          5.75% 2/15/14                               760,000           761,491
     Rouse 7.20% 9/15/12                            1,000,000         1,035,249
                                                                 ______________

                                                                      7,599,690
                                                                 ______________
Technology - 0.85%
   # iPayment 144A
          9.75% 5/15/14                             1,375,000         1,419,688
     MagnaChip Semiconductor
          8.00% 12/15/14                            3,900,000         2,340,000
   # NXP Funding 144A
          9.50% 10/15/15                            1,125,000         1,140,469
     STATS ChipPAC
          7.50% 7/19/10                               700,000           707,000
     Sungard Data Systems
          10.25% 8/15/15                            3,280,000         3,452,199
   # Telcordia Technologies 144A
          10.00% 3/15/13                            2,325,000         1,767,000
   # UGS Capital II PIK 144A
          10.38% 6/1/11                               725,000           752,188
                                                                 ______________

                                                                     11,578,544
                                                                 ______________
Transportation - 1.35%
     American Airlines
          6.817% 5/23/11                              990,000           992,475
          6.977% 5/23/21                              395,654           381,806
          7.377% 5/23/19                            1,250,548         1,200,526
     Continental Airlines
          6.503% 6/15/11                            1,370,000         1,395,550
   # Erac USA Finance 144A
          5.30% 11/15/08                              100,000            99,705
          7.35% 6/15/08                             1,375,000         1,416,663
     Grupo Transportacion
          9.375% 5/1/12                             1,390,000         1,490,775
          10.25% 6/15/07                              850,000           872,313
   ? H-Lines Finance Holdings
          11.00% 4/1/13                             2,329,000         2,113,567
   # Hertz 144A
          8.875% 1/1/14                               850,000           892,500
          10.50% 1/1/16                               365,000           402,413
     Horizon Lines
          9.00% 11/1/12                             1,013,000         1,063,650
     Kansas City Southern
          Railway 9.50% 10/1/08                     1,090,000         1,151,313
  ++ Northwest Airlines
          7.041% 4/1/22                               319,814           318,015
     OMI 7.625% 12/1/13                             2,125,000         2,178,124
     Seabulk International
          9.50% 8/15/13                               415,000           451,831
     Stena 9.625% 12/1/12                           1,825,000         1,959,594
                                                                 ______________

                                                                     18,380,820
                                                                 ______________

Total Corporate Bonds (cost $578,517,493)                           587,882,378
                                                                 ______________

_______________________________________________________________________________

Foreign Agencies - 1.81%|
_______________________________________________________________________________

Austria - 0.32%
     Oesterreichische
          Kontrollbank
          1.80% 3/22/10                 JPY       500,000,000         4,397,719
                                                                 ______________

                                                                      4,397,719
                                                                 ______________
Germany - 1.11%
     KFW
          1.75% 3/23/10                 JPY       241,000,000         2,116,287
          3.50% 7/4/21                  EUR         5,392,000         6,528,717
          4.75% 12/7/10                 GBP         1,134,000         2,136,136
          4.95% 10/14/14                CAD         1,251,000         1,159,088
          8.25% 9/20/07                 ISK        70,000,000           994,309
     Rentenbank
          1.375% 4/25/13                JPY       267,000,000         2,275,942
                                                                 ______________

                                                                     15,210,479
                                                                 ______________

Mexico - 0.22%
     Pemex Project Funding
          Master Trust
          6.625% 6/15/35                USD         1,871,000         1,890,178
        # 144A 6.625% 6/15/35           USD         1,045,000         1,055,711
                                                                 ______________

                                                                      2,945,889
                                                                 ______________

Ukraine - 0.16%
     Exim of Ukraine
          7.65% 9/7/11                  USD           815,000           829,205
          7.75% 9/23/09                 USD         1,258,000         1,279,940
                                                                 ______________

                                                                      2,109,145
                                                                 ______________

Total Foreign Agencies (cost $24,729,150)                            24,663,232
                                                                 ______________

_______________________________________________________________________________

Municipal Bonds - 0.32%
_______________________________________________________________________________

     Augusta, Georgia Water
          & Sewer Revenue
          5.25% 10/1/39 (FSA)                         925,000           997,881
     California State
          5.00% 2/1/33                                 80,000            83,730

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Municipal Bonds (continued)
________________________________________________________________________________

     California State Refunded
          Revenue 5.00% 2/1/33          USD            75,000    $       78,288
     California State University
          Systemwide Revenue
          5.00% 11/1/30
          (AMBAC)                                     385,000           409,232
     Illinois State Taxable Pension
          5.10% 6/1/33                                315,000           304,838
     Massachusetts Health &
          Education Facilities
          Authority Revenue
          Series A 5.00% 7/15/36                    1,195,000         1,273,453
     New Jersey Economic
          Development Authority
          Revenue Cigarette Tax
          5.75% 6/15/29                               335,000           364,815
     New York State Urban
          Development Series A-1
          5.25% 3/15/34 (FGIC)                        445,000           478,428
     Oregon State Taxable
          Pension 5.892% 6/1/27                       305,000           322,592
     West Virginia Economic
          Development Authority
          5.37% 7/1/20 (MBIA)                          90,000            90,348
                                                                 ______________

Total Municipal Bonds (cost $4,244,739)                               4,403,605
                                                                 ______________

________________________________________________________________________________

Non-Agency Asset-Backed Securities - 1.35%
________________________________________________________________________________

   # Cendant Timeshare
          Receivables Funding
          Series 2004-1A A1 144A
          3.67% 5/20/16                               133,659           130,318
     Countrywide Asset-Backed
          Certificates
        ~ Series 2006-4 2A2
          5.50% 7/25/36                             3,860,000         3,867,063
        ~ Series 2006-11 1AF3
          6.05% 9/25/46                             2,365,000         2,398,636
        ~ Series 2006-15 A3
          5.689% 10/25/46                             525,000           528,321
          Series 2006-S3 A2
          6.085% 6/25/21                            1,495,000         1,513,825
   # Credit-Based Asset Service
          and Securitization
          Series 2006-SL1 A2
          144A 5.556% 9/25/36                       1,415,000         1,416,473
   # Dunkin Securitization
          Series 2006-1 A2 144A
          5.779% 6/20/31                            1,095,000         1,114,544
   ~ GMAC Mortgage Loan
          Trust Series 2006-HE3
          A2 5.75% 10/25/36                           565,000           566,291
  ~# MASTR Specialized Loan
          Trust Series 2005-2 A2
          144A 5.006% 7/25/35                       1,280,159         1,253,756
     MBNA Master Credit Card
          Trust Series 2000-D C
          8.40% 9/15/09                               365,000           369,581
     Mid-State Trust
          Series 11 A1
          4.864% 7/15/38                               90,171            86,862
          Series 2004-1 A
          6.005% 8/15/37                              167,080           169,273
          Series 2005-1 A
          5.745% 1/15/40                              915,447           916,019
        # Series 2006-1 A 144A
          5.787% 10/15/40                             455,000           455,569
   ~ Option One Mortgage Loan
          Trust Series 2005-4 A3
          5.58% 11/25/35                              715,000           716,728
     Ownit Mortgage
          Loan Asset-Backed
          Certificates Series 2006-
          2 A2B 5.633% 1/25/37                        560,000           560,136
     Renaissance Home Equity
          Loan Trust
          Series 2005-4 A2
          5.399% 2/25/36                              790,000           787,192
          Series 2005-4 A3
          5.565% 2/25/36                              500,000           500,899
   ~ Residential Asset Mortgage
          Products Series 2004-
          RZ2 AI3 4.30% 1/25/31                       251,493           248,924
   ~ Residential Funding
          Mortgage Securities
          II Series 2005-HI2 A1
          5.46% 5/25/35                               117,701           117,706
   # Sail Net Interest Margin
          Notes Series 2003-10A
          A 144A 7.50% 10/27/33                        12,766             1,277
   # Sierra Receivables
          Funding Company
          Series 2003-2A A1 144A
          3.03% 12/15/15                              145,636           142,336
     Structured Asset Securities
          Series 2001-SB1 A2
          3.375% 8/25/31                              489,174           439,075
   ~ Series 2005-NC1 A7
          5.55% 2/25/35                               180,750           180,908
                                                                 ______________

Total Non-Agency Asset-Backed Securities
  (cost $18,487,152)                                                 18,481,712
                                                                 ______________

________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations - 6.47%
________________________________________________________________________________

     Bank of America Alternative
          Loan Trust
          Series 2003-10 2A1
          6.00% 12/25/33                              328,361           328,771
          Series 2004-2 1A1
          6.00% 3/25/34                               219,448           219,722
          Series 2004-10 1CB1
          6.00% 11/25/34                              719,286           724,668


                                                                 (continues) 17

Statement of net assets


Delaware Diversified Income Fund

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations (continued)
________________________________________________________________________________

     Bank of America Alternative
          Loan Trust (continued)
          Series 2005-3 2A1
          5.50% 4/25/20                 USD           642,236    $      640,229
          Series 2005-5 2CB1
          6.00% 6/25/35                             1,412,907         1,414,232
          Series 2005-6 7A1
          5.50% 7/25/20                             2,001,866         1,994,359
          Series 2005-9 5A1
          5.50% 10/25/20                            1,364,188         1,358,220
   ~ Bank of America Mortgage
          Securities
          Series 2003-D 1A2
          6.114% 5/25/33                                3,521             3,544
          Series 2005-A 1A1
          4.035% 2/25/35                              235,826           233,284
   ~ Bear Stearns Alternative-A
          Trust
          Series 2006-3 33A1
          6.194% 5/25/36                            1,926,298         1,949,443
          Series 2006-3 34A1
          6.192% 5/25/36                            1,226,005         1,240,597
          Series 2006-4 23A5
          6.243% 8/25/36                            1,554,466         1,578,057
     Bear Stearns Asset
          Backed Securities
          Series 2005-AC8 A5
          5.50% 11/25/35                            1,776,248         1,770,594
     Countrywide Alternative
          Loan Trust
          Series 2004-28CB 6A1
          6.00% 1/25/35                             2,640,348         2,641,998
        ~ Series 2004-J7 1A2
          4.673% 8/25/34                              360,869           357,591
        ~ Series 2005-63 3A1
          5.892% 11/25/35                           2,084,385         2,087,512
          Series 2006-2CB A3
          5.50% 3/25/36                             1,473,211         1,477,882
  z Countrywide Home Loan
          Mortgage Pass-Through
          Trust
        ~ Series 2003-21 A1
          4.08% 5/25/33                               202,404           199,047
          Series 2006-1 A2
          6.00% 3/25/36                             1,559,631         1,562,257
        ~ Series 2006-HYB3 3A1A
          6.12% 5/20/36                             1,790,657         1,815,260
     Credit Suisse First Boston
          Mortgage Securities
          Series 2003-29 5A1
          7.00% 12/25/33                               99,805           101,083
          Series 2004-1 3A1
          7.00% 2/25/34                                33,373            33,688
     First Horizon Asset
          Securities
          Series 2003-5 1A17
          8.00% 7/25/33                                72,909            77,390
          Series 2004-AR5 4A1
          5.679% 10/25/34                             309,671           308,584
   ~ GMAC Mortgage Loan
          Trust Series 2005-AR2
          4A 5.183% 5/25/35                         1,622,013         1,594,531
   # GSMPS Mortgage Loan
          Trust 144A
          Series 1998-3 A 144A
          7.75% 9/19/27                                98,478           103,361
          Series 1999-3 A
          8.00% 8/19/29                               191,825           202,634
          Series 2005-RP1 1A3
          8.00% 1/25/35                             1,884,839         1,999,219
          Series 2005-RP1 1A4
          8.50% 1/25/35                               750,098           795,890
          Series 2006-RP1 1A2
          7.50% 1/25/36                             1,582,719         1,655,487
          Series 2006-RP1 1A3
          8.00% 1/25/36                               611,548           648,119
   ~ Indymac Index Mortgage
          Loan Trust
          Series 2005-AR25 1A21
          5.882% 12/25/35                           2,042,986         2,047,072
          Series 2006-AR2 1A1A
          5.54% 4/25/46                             2,362,293         2,364,212
          Series 2006-AR7 5A1
          6.169% 5/25/36                            1,225,541         1,241,816
   ~ JP Morgan Mortgage Trust
          Series 2005-A4 1A1
          5.408% 7/25/35                            1,047,738         1,035,632
          Series 2005-A6 1A2
          5.151% 9/25/35                            2,210,000         2,218,868
     Lehman Mortgage Trust
          Series 2005-2 2A3
          5.50% 12/25/35                            1,674,245         1,671,174
   ~ MASTR Adjustable Rate
          Mortgages Trust
          Series 2003-6 1A2
          3.087% 12/25/33                             191,256           194,009
          Series 2005-6 7A1
          5.375% 6/25/35                              646,056           638,286
     MASTR Alternative Loans
          Trust
          Series 2003-6 3A1
          8.00% 9/25/33                               61,717             63,215
          Series 2003-9 1A1
          5.50% 12/25/18                              322,152           320,944
          Series 2005-3 7A1
          6.00% 4/25/35                               819,437           822,499
   # MASTR Reperforming Loan
          Trust 144A
          Series 2005-1 1A5
          8.00% 8/25/34                               755,678           799,426
          Series 2005-2 1A4
          8.00% 5/25/35                             1,857,306         1,976,290

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations (continued)
________________________________________________________________________________

     Morgan Stanley Mortgage
          Loan Trust Series 2006-2
          6A 6.50% 2/25/36              USD           829,645    $      841,831
     Nomura Asset Acceptance
          Series 2005-WF1 2A2
          4.786% 3/25/35                            1,785,000         1,759,132
        ~ Series 2006-AF1 1A2
          6.159% 5/25/36                            1,600,000         1,614,750
     Prime Mortgage Trust
          Series 2004-CL1 1A1
          6.00% 2/25/34                               235,819           237,145
     Residential Accredit Loans
          Series 2005-QS9 A6
          5.50% 6/25/35                               480,000           470,062
     Residential Asset Mortgage
          Products
          Series 2004-SL1 A3
          7.00% 11/25/31                              252,464           255,752
          Series 2004-SL4 A3
          6.50% 7/25/32                               473,462           481,941
          Series 2005-SL1 A2
          6.00% 5/25/32                               952,638           976,742
   ~ Residential Funding
          Mortgage Security I
          Series 2006-SA3 3A1
          6.38% 9/25/36                             1,771,601         1,787,964
   ~ Structured Adjustable Rate
          Mortgage Loan Trust
          Series 2004-18 5A
          5.50% 12/25/34                              449,382           445,169
          Series 2005-3XS A2
          5.57% 1/25/35                             1,902,398         1,903,293
     Structured Asset Securities
        ~ Series 2002-22H 1A
          6.963% 11/25/32                              82,239            84,036
          Series 2004-5H A2
          4.43% 12/25/33                            1,113,178         1,097,748
          Series 2004-12H 1A
          6.00% 5/25/34                               592,734           593,290
     Washington Mutual
        ~ Series 2003-AR4 A7
          3.95% 5/25/33                                36,091            35,357
          Series 2004-CB3 1A
          6.00% 10/25/34                              707,126           707,568
          Series 2004-CB3 4A
          6.00% 10/25/19                              546,557           552,551
        ~ Series 2006-AR7 1A
          5.644% 7/25/46                            1,019,997         1,020,555
        ~ Series 2006-AR10 1A1
          5.974% 9/25/36                            1,854,231         1,872,860
   z Washington Mutual
          Alternative Mortgage
          Pass-Through
          Certificates
          Series 2005-1 5A2
          6.00% 3/25/35                               453,892           451,917
          Series 2005-1 6A2
          6.50% 3/25/35                                98,180            98,785
          Series 2005-9 3CB
          5.50% 10/25/20                            1,831,819         1,826,948
          Series 2006-2 2CB
          6.50% 3/25/36                             1,058,446         1,072,338
          Series 2006-5 2CB3
          6.00% 7/25/36                             1,663,229         1,680,089
          Series 2006-5 LB1
          6.00% 7/25/36                               752,973           752,423
        ~ Series 2006-AR5 3A
          5.60% 7/25/46                             1,204,804         1,208,145
     Wells Fargo Mortgage
          Backed Securities Trust
        ~ Series 2004-I 1A1
          5.261% 7/25/34                              628,756           630,717
        ~ Series 2004-T A1
          4.323% 9/25/34                            1,050,687         1,049,975
          Series 2005-12 1A7
          5.50% 11/25/35                            2,234,167         2,167,842
          Series 2005-17 1A1
          5.50% 1/25/36                             1,855,437         1,813,691
          Series 2005-17 1A2
          5.50% 1/25/36                             1,759,300         1,732,524
          Series 2006-1 A3
          5.00% 3/25/21                             1,843,709         1,805,682
          Series 2006-2 3A1
          5.75% 3/25/36                             1,924,535         1,904,689
        ~ Series 2006-AR4 1A1
          5.865% 4/25/36                            2,717,947         2,719,713
        ~ Series 2006-AR4 2A1
          5.787% 4/25/36                            1,811,586         1,807,582
        ~ Series 2006-AR5 2A1
          5.542% 4/25/36                              708,258           711,009
        ~ Series 2006-AR10 5A1
          5.606% 7/25/36                            1,628,436         1,632,172
                                                                 ______________
Total Non-Agency Collateralized Mortgage
   Obligations (cost $88,506,419)                                    88,314,683
                                                                 ______________

________________________________________________________________________________

Regional Agencies - 3.59%|
________________________________________________________________________________

Australia - 3.59%
     New South Wales Treasury
          5.50% 8/1/14                  AUD        32,058,000        24,055,032
          5.50% 3/1/17                  AUD         8,200,000         6,133,332
          6.00% 5/1/12                  AUD        12,027,000         9,234,765
     Queensland Treasury
          6.00% 10/14/15                AUD        12,375,000         9,642,262
                                                                 ______________
Total Regional Agencies
   (cost $48,398,819)                                                49,065,391
                                                                 ______________

                                                                 (continues) 19

Statement of net assets


Delaware Diversified Income Fund

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Regional Authorities - 0.25%|
________________________________________________________________________________

Canada - 0.25%
     Ontario Province
          1.875% 1/25/10                JPY       129,000,000    $    1,135,950
          4.50% 3/8/15                  CAD         1,272,000         1,154,130
          5.375% 12/2/12                CAD         1,196,000         1,136,884
                                                                 ______________
Total Regional Authorities
   (cost $3,384,946)                                                  3,426,964
                                                                 ______________

________________________________________________________________________________

<<Senior Secured Loans - 1.83%
________________________________________________________________________________
  @~ Avis Car Rental
          6.35% 4/19/12                 USD           521,643           520,339
 @~# AWAS
          2nd Lien
          11.00% 3/21/13                            2,338,164         2,367,392
          Tranche A
          6.75% 3/21/13                               464,494           453,462
 @~# Georgia Pacific Term Loan
          Tranche B
          6.65% 12/20/12                            3,970,000         3,970,000
          Tranche C
          7.702% 12/23/13                           3,000,000         3,037,500
  @~ Healthsouth 8.15% 3/10/13                      5,087,250         5,112,686
   ~ LA Petite 2nd Lien
          12.61% 2/17/13                              600,000           607,500
   ~ Lyondell Chemical
          7.11% 8/16/13                             2,394,000         2,405,970
  @~ United Airlines Bank Loan
          Tranche B
          8.649% 2/1/12                             3,532,250         3,576,403
          9.188% 2/1/12                               124,375           125,930
 @~# Visteon 8.18% 6/13/13                            900,000           901,125
   @ Windstream Term Loan B
          7.26% 7/17/13                             1,890,000         1,904,175
                                                                 ______________
Total Senior Secured Loans
   (cost $24,945,762)                                                24,982,482
                                                                 ______________

________________________________________________________________________________

Sovereign Agencies - 0.61%|
________________________________________________________________________________

France - 0.05%
     Caisse d'Amortissement
          de la Dette Sociale
          3.625% 4/25/16                EUR           562,000           706,509
                                                                 ______________

                                                                        706,509
                                                                 ______________
Japan - 0.56%
     Development Bank of Japan
          1.70% 9/20/22                 JPY       533,000,000         4,237,663
     Japan Finance Corporation
          for Municipal Enterprises
          2.00% 5/9/16                  JPY       380,000,000         3,340,291
                                                                 ______________

                                                                      7,577,954
                                                                 ______________

Total Sovereign Agencies
   (cost $8,549,979)                                                  8,284,463
                                                                 ______________

________________________________________________________________________________

Sovereign Debt - 15.34%|
________________________________________________________________________________

Argentina - 0.33%
     Republic of Argentina
        ~ 5.59% 8/3/12                  USD         2,427,000    $    1,707,236
          8.28% 12/31/33                USD         2,847,987         2,873,619
                                                                 ______________

                                                                      4,580,855
                                                                 ______________
Austria - 0.66%
     Republic of Austria
          5.25% 1/4/11                  EUR         6,710,000         9,074,968
                                                                 ______________

                                                                      9,074,968
                                                                 ______________
Brazil - 1.79%
     Federal Republic of Brazil
          6.00% 8/15/10                 BRL        22,639,506         9,775,740
          8.00% 1/15/18                 USD         1,022,000         1,132,376
          8.25% 1/20/34                 USD           854,000         1,000,461
          8.75% 2/4/25                  USD         3,281,000         3,978,213
          12.50% 1/5/16                 BRL         3,980,000         1,895,681
          12.50% 1/5/22                 BRL        10,125,000         4,787,094
        # 144A 6.00% 8/15/10            BRL         4,329,111         1,869,311
                                                                 ______________

                                                                     24,438,876
                                                                 ______________
Colombia - 0.87%
     Republic of Colombia
          7.375% 1/27/17                USD         1,805,000         1,919,618
          7.375% 9/18/37                USD         3,235,000         3,353,078
          12.00% 10/22/15               COP    13,052,000,000         6,678,950
                                                                 ______________

                                                                     11,951,646
                                                                 ______________
Dominican Republic - 0.14%
   # Dominican Republic 144A
          8.625% 4/20/27                USD         1,673,000         1,862,886
                                                                 ______________

                                                                      1,862,886
                                                                 ______________
El Salvador - 0.08%
     Republic of El Salvador
          7.65% 6/15/35                 USD         1,040,000         1,144,520
                                                                 ______________

                                                                      1,144,520
                                                                 ______________
France - 0.73%
     France Government O.A.T
          4.00% 4/25/55                 EUR         2,629,000         3,478,955
     French Treasury Note
          2.75% 3/12/08                 EUR         5,120,000         6,453,260
                                                                 ______________

                                                                      9,932,215
                                                                 ______________
Germany - 1.39%
     Deutschland Republic
          4.00% 7/4/16                  EUR         4,252,000         5,542,881
          4.75% 7/4/08                  EUR         3,878,000         5,034,182
          6.25% 1/4/24                  EUR         2,372,000         3,935,717
     Deutschland Republic
          Inflation Linked
          1.50% 4/15/16                 EUR         3,606,386         4,517,024
                                                                 ______________

                                                                     19,029,804
                                                                 ______________
Indonesia - 0.13%
   # Republic of Indonesia 144A
          6.875% 3/9/17                 USD         1,681,000         1,739,835
                                                                 ______________

                                                                      1,739,835
                                                                 ______________

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

Sovereign Debt (continued)
________________________________________________________________________________

Japan - 2.34%
     Japan Government
          2 yr Bond
          0.70% 9/15/08                 JPY       399,450,000    $    3,414,747
          5 yr Bond
          1.50% 6/20/11                 JPY       785,250,000         6,824,404
          10 yr Bond
          1.90% 6/20/16                 JPY     1,322,600,000        11,514,817
          20 yr Bond
          2.30% 6/20/26                 JPY       784,700,000         6,857,998
     Japanese Government
          CPI Linked Bond
          0.80% 3/10/16                 JPY       397,388,200         3,313,580
                                                                 ______________

                                                                     31,925,546
                                                                 ______________
Malaysia - 0.39%
     Malaysian Government
          3.756% 4/28/11                MYR        11,008,000         3,009,245
          7.00% 3/15/09                 MYR         7,752,000         2,270,070
                                                                 ______________

                                                                      5,279,315
                                                                 ______________
Mexico - 0.71%
     Mexican Bonos
          9.00% 12/20/12                MXN        54,943,000         5,375,991
          10.00% 12/5/24                MXN        25,965,000         2,841,144
     Mexican Government
          5.625% 1/15/17                USD         1,410,000         1,412,820
                                                                 ______________

                                                                      9,629,955
                                                                 ______________
Norway - 1.29%
     Norwegian Government
          5.00% 5/15/15                 NOK        69,746,000        11,275,596
          6.00% 5/16/11                 NOK        13,661,000         2,250,365
          6.50% 5/15/13                 NOK        23,725,000         4,111,669
                                                                 ______________

                                                                     17,637,630
                                                                 ______________
Panama - 0.15%
     Republic of Panama
          7.125% 1/29/26                USD         1,052,000         1,119,328
          7.25% 3/15/15                 USD           885,000           954,473
                                                                 ______________

                                                                      2,073,801
                                                                 ______________
Philippines - 0.41%
     Republic of Philippines
          7.75% 1/14/31                 USD         1,120,000         1,229,200
          8.25% 1/15/14                 USD         1,815,000         2,029,352
   # Republic of Philippines
          144A 8.75% 10/7/16            USD         2,020,000         2,353,300
                                                                 ______________

                                                                      5,611,852
                                                                 ______________
Poland - 0.66%
     Poland Government
          6.00% 11/24/10                PLN        12,768,000         4,357,111
          6.25% 10/24/15                PLN        13,001,000         4,597,962
                                                                 ______________

                                                                      8,955,073
                                                                 ______________
Sweden - 0.93%
     Sweden Government
          1.00% 4/1/12                  SEK        32,570,000         4,417,888
          5.50% 10/8/12                 SEK        33,105,000         5,034,688
     Swedish Export Credit
          10.50% 9/30/15                TRY         6,250,000         3,238,120
                                                                 ______________

                                                                     12,690,696
                                                                 ______________
Turkey - 0.27%
     Republic of Turkey
          7.00% 9/26/16                 USD           815,000           823,150
          7.375% 2/5/25                 USD         2,775,000         2,809,688
                                                                 ______________

                                                                      3,632,838
                                                                 ______________
United Kingdom - 1.15%
     U.K. Treasury
          4.25% 3/7/11                  GBP         2,770,000         5,171,205
          4.75% 9/7/15                  GBP           100,000           193,644
          4.75% 3/7/20                  GBP         1,426,000         2,811,886
          5.00% 3/7/12                  GBP           583,000         1,126,914
          5.75% 12/7/09                 GBP           869,000         1,698,506
          8.00% 6/7/21                  GBP           975,000         2,566,413
          9.00% 7/12/11                 GBP           952,000         2,133,559
                                                                 ______________

                                                                     15,702,127
                                                                 ______________
Uruguay - 0.31%
     Republic of Uruguay
          7.625% 3/21/36                USD         4,096,000         4,235,264
                                                                 ______________

                                                                      4,235,264
                                                                 ______________
Venezuela - 0.61%
     Venezuela Government
          5.75% 2/26/16                 USD         4,114,000         3,831,162
          6.00% 12/9/20                 USD         3,471,000         3,166,073
          9.375% 1/13/34                USD         1,090,000         1,366,860
                                                                 ______________

                                                                      8,364,095
                                                                 ______________
Total Sovereign Debt
   (cost $206,968,249)                                              209,493,797
                                                                 ______________

________________________________________________________________________________

Supranational Banks - 2.22%
________________________________________________________________________________

     Asia Development Bank
          0.50% 10/9/12                 AUD         2,972,000         1,660,856
     European Investment Bank
          1.40% 6/20/17                 JPY       833,100,000         6,918,918
          4.00% 10/15/37                EUR         7,524,000         9,627,877
          4.25% 12/7/10                 GBP         2,266,000         4,196,601
     Inter-American
          Development Bank
          1.90% 7/8/09                  JPY       774,000,000         6,803,911
   ^ International Bank for
          Reconstruction
          & Development
          7.076% 8/20/07                NZD         1,775,000         1,122,096
                                                                 ______________
Total Supranational Banks
   (cost $29,786,739)                                                30,330,259
                                                                 ______________

________________________________________________________________________________

U.S. Treasury Obligations - 6.54%
________________________________________________________________________________

     U.S. Treasury Bonds
          4.50% 2/15/36                 USD         3,500,000         3,379,142
     U.S. Treasury Inflation Index
          Notes
          2.00% 1/15/26                             1,648,752         1,576,298
          2.375% 4/15/11                              980,986           976,042
          2.50% 7/15/16                             2,574,429         2,612,242


                                                                 (continues) 21

Statement of net assets


Delaware Diversified Income Fund

                                                  Principal          Market
                                                  Amount o        Value (U.S.$)
________________________________________________________________________________

U.S. Treasury Obligations (continued)
________________________________________________________________________________

     U.S. Treasury Inflation Index
          Notes (continued)
          3.00% 7/15/12                 USD         1,128,300    $    1,163,428
     U.S. Treasury Notes
          4.50% 9/30/11                            35,830,000        35,716,634
          4.625% 9/30/08                            1,290,000         1,288,337
       oo 4.875% 8/15/16                           38,814,000        39,632,743
   ^ U.S. Treasury Strip
          4.114% 11/15/13                           4,090,000         2,973,679
                                                                 ______________

Total U.S. Treasury Obligations
  (cost $88,573,760)                                                 89,318,545
                                                                 ______________

                                                    Number of
                                                    Shares
________________________________________________________________________________

Common Stock - 0.11%
________________________________________________________________________________

   + Charter Communications
          Class A                                      37,300            85,790
   + Foster Wheeler                                     5,946           267,273
   + Mirant                                            31,752           938,906
   + Petrojarl ADR                                      2,385            25,342
   + Petroleum Geo-Services
          ADR                                           2,385           139,069
                                                                 ______________

Total Common Stock (cost $831,768)                                    1,456,380
                                                                 ______________

________________________________________________________________________________

Preferred Stock - 0.12%
________________________________________________________________________________

     Bank of America 5.718%                            50,000         1,252,750
     Nexen 7.35%                                       11,800           300,310
                                                                 ______________

Total Preferred Stock (cost $1,549,930)                               1,553,060
                                                                 ______________

________________________________________________________________________________

Warrants - 0.11%
________________________________________________________________________________

   + Argentina GDP Linked,
          expiration date 12/15/35                 14,069,000         1,548,997
  +# Solutia144A, exercise price
          $7.59, expiration date
          7/15/09                                         147                 0
                                                                 ______________

Total Warrants (cost $1,278,665)                                      1,548,997
                                                                 ______________

                                                  Principal
                                                  Amount
________________________________________________________________________________

Repurchase Agreements - 6.14%
________________________________________________________________________________

     With BNP Paribas
          5.25% 11/1/06
          (dated 10/31/06,
          to be repurchased
          at $43,396,328,
          collateralized by
          $45,393,000 U.S. Treasury
          Bills due 4/26/07, market
          value $44,299,403)            USD        43,390,000        43,390,000
     With Cantor Fitzgerald
          5.25% 11/1/06
          (dated 10/31/06,
          to be repurchased at
          $22,491,280, collateralized
          by $8,267,000 U.S.
          Treasury Notes 3.25% due
          8/15/07, market value
          $8,218,299 and
          $15,180,000 U.S. Treasury
          Notes 3.375% due
          9/15/09, market value
          $14,726,712)                             22,488,000    $   22,488,000
     With UBS Warburg
          5.25% 11/1/06
          (dated 10/31/06, to
          be repurchased at
          $17,993,624, collateralized
          by $255,000 U.S. Treasury
          Bills due 1/11/07, market
          value $252,320 and
          $18,553,000 U.S. Treasury
          Bills due 4/26/07, market
          value $18,105,709)                       17,991,000        17,991,000
                                                                 ______________

Total Repurchase Agreements (cost $83,869,000)                       83,869,000
                                                                 ______________
Total Market Value of Securities - 101.46%
   (cost $1,370,482,469)                                          1,385,447,035

Liabilities Net of Receivables and Other Assets - (1.46%)           (19,935,623)
                                                                 ______________
Net Assets Applicable to 157,143,183
   Shares Outstanding - 100.00%                                  $1,365,511,412
                                                                 ______________

Net Asset Value - Delaware Diversified Income Fund
   Class A ($960,616,464 / 110,543,481 Shares)                            $8.69
                                                                          _____

Net Asset Value - Delaware Diversified Income Fund
   Class B ($56,570,274 / 6,515,399 Shares)                               $8.68
                                                                          _____

Net Asset Value - Delaware Diversified Income Fund
   Class C ($264,264,784 / 30,415,339 Shares)                             $8.69
                                                                          _____

Net Asset Value - Delaware Diversified Income Fund
   Class R ($43,247,059 / 4,976,269 Shares)                               $8.69
                                                                          _____

Net Asset Value - Delaware Diversified Income Fund
   Institutional Class ($40,812,831 / 4,692,695 Shares)                   $8.70
                                                                          _____

Net Asset Value and Offering Price per Share -
   Delaware Diversified Income Fund

Net asset value Class A (A)                                            $8.69
Sales charge (4.50% of offering price) (B)                              0.41
                                                                       _____

Offering price                                                         $9.10
                                                                       _____

(A) Net asset value per share, as illustrated, is the amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchase of $100,000 or more.

________________________________________________________________________________

________________________________________________________________________________

Components of Net Assets at October 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                    $1,366,553,553
Distributions in excess of net investment income               (1,670,253)
Accumulated net realized loss on investments                  (14,338,071)
Net unrealized appreciation of investments
     and foreign currencies                                    14,966,183
                                                           ______________

Total net assets                                           $1,365,511,412
                                                           ______________


o Principal Amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombian Peso
EUR - European Monetary Unit
GBP - British Pound Sterling
ISK - Iceland Krona
JPY - Japanese Yen
MXN - Mexican Peso
MYR - Malaysia Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PLN - Polish Zloty
RUB - Russian Ruble
SEK - Swedish Krona
TRY - Turkish Lira
USD - United States Dollar
ZAR - South African Rand

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $171,872,556, which represented 12.59% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

 + Non-income producing security for the year ended October 31, 2006.

++ Non-income producing security. Security is currently in default.

 } Security is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

oo Fully or partially pledged as collateral for financial futures contracts.

 = Security is being fair valued in accordance with the Fund's fair valuation policy. At October 31, 2006, the aggregate amount of fair valued securities equaled $542,568, which represented 0.04% of the Fund's net assets. See
   Note 1 in "Notes to Financial Statements."

 @ Illiquid security. At October 31, 2006, the aggregate amount of illiquid securities equals $23,692,204, which represented 1.74% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

 ? Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

 | Securities have been classified by country of origin.

 z Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

<< Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:

ADR - American Depositary Receipts
AMBAC - Insured by the AMBAC Assurance Corporation
ARM - Adjustable Rate Mortgage
CBO - Collateralized Bond Obligation
CPI - Consumer Price Index
CPN - Coupon
FGIC - Insured by the Federal Guaranty Insurance Company
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FSA - Insured by Financial Security Assurance
GDP - Gross Domestic Product
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
O.A.T. - Obligation Assimilable au Tresor (Treasury Obligation)
PIK - Pay-In-Kind
REIT - Real Estate Investment Trust
S.F. - Single Family
TBA - To be announced
yr - Year

The following foreign currency exchange contracts, futures contracts, and swap agreements were outstanding at October 31, 2006:

Foreign Currency Exchange Contracts (1)


                                                                   Unrealized
Contracts to                                      Settlement      Appreciation
Receive (Deliver)           In Exchange For          Date        (Depreciation)
_________________           _______________       __________     ______________

AUD          147,907      USD        (113,800)       11/1/06       $     717
AUD      (41,982,000)     USD      31,788,848       11/30/06        (690,527)
EUR        6,567,733      GBP      (4,408,000)      11/30/06         (14,787)
EUR        1,575,006      ISK    (136,994,000)      11/30/06           4,659
EUR       (3,132,590)     ISK     272,347,400       11/30/06         (11,103)
EUR        7,214,389      NOK     (60,406,800)      11/30/06         (33,129)
EUR        2,771,122      NZD      (5,320,000)      11/30/06         (14,083)
EUR        3,795,388      PLN     (14,740,528)      11/30/06         (17,745)
EUR          561,104      USD        (713,500)       11/1/06           2,637
EUR       (4,588,000)     USD       5,766,978       11/30/06         (98,789)
GBP          354,627      USD        (674,500)       11/1/06           2,039
GBP       (2,754,370)     USD       5,166,096       11/30/06         (89,982)
JPY    1,414,534,744      EUR      (9,476,000)      11/30/06          31,776
JPY      136,136,295      USD      (1,159,100)       11/1/06           2,679
NOK       15,095,167      CAD      (2,580,000)      11/30/06          13,452
NOK       42,541,730      SEK     (47,239,000)      11/30/06         (36,018)
NOK        1,838,768      USD        (280,300)       11/1/06             993
SEK       58,376,979      EUR      (6,340,543)      11/30/06          (5,723)
SEK        3,625,975      USD        (500,100)       11/1/06           1,946
ZAR       24,655,420      AUD      (4,302,000)      11/30/06           7,787
                                                                   _________

                                                                   $(943,201)
                                                                   _________


                                                              (continues)     23

Statement of net assets


Delaware Diversified Income Fund

________________________________________________________________________________

________________________________________________________________________________

Futures Contracts (2)

                       Notional                                     Unrealized
Contracts to             Cost         Notional      Expiration     Appreciation
Buy (Sell)            (Proceeds)       Value           Date       (Depreciation)
____________         ___________      ________      __________     _____________

1,993 U.S.
     Treasury
     5 year Notes    $203,254,791   $204,052,313       1/4/07       $797,523
18 U.S. Treasury
     10 year Notes      1,925,255      1,947,938     12/19/06         22,683
(44) U.S. Treasury
     Long Bond         (4,898,827)    (4,956,875)    12/19/06        (58,048)
                                                                    ________

                                                                    $762,158
                                                                    ________


Swap Contracts (3)

Total Return Swap Contract

Notional       Expiration                                           Unrealized
Amount            Date                Description                  Appreciation
________       __________             ___________                  _____________

$7,505,000       2/1/07        Agreement with Goldman Sachs
                               to receive the notional amount
                               multiplied by the return on the
                               Lehman Brothers Commercial
                               MBS Index Aaa and to pay the
                               notional amount multiplied by
                               the 1 month BBA LIBOR adjusted
                               by a spread of plus 0.05%.            $120,171


Credit Default Swap Contracts
                                         Annual
Swap Counterparty &       Notional     Protection   Termination     Unrealized
Referenced Obligation      Amount       Payments        Date       Depreciation
_____________________     ________     __________   ___________    _____________

Protection Purchased:
Goldman Sachs
     CDS IndexCo ABX
     Home Equity BBB-
     Index               $16,000,000     1.54%         7/25/45        $ (65,650)
Goldman Sachs
     CDS IndexCo ABX
     Home Equity BBB-
     Index                11,000,000     2.67%         7/25/45          (62,850)
                                                                      _________

Total                                                                 $(128,500)
                                                                      _________


The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

(2) See Note 8 in "Notes to Financial Statements."

(3) See Note 9 in "Notes to Financial Statements."

See accompanying notes

Statement of assets and liabilities

Delaware Diversified Income Fund

October 31, 2006


Assets:

     Investments at market (cost $1,370,482,469)                                                    $1,385,447,035
     Cash                                                                                                7,719,902
     Foreign currencies (cost $4,062,282)                                                                4,139,091
     Receivables for securities sold                                                                    43,933,935
     Dividends and interest receivable                                                                  19,911,977
     Subscriptions receivable                                                                           10,956,491
     Variation margin receivable on futures contracts                                                      549,297
     Total return swap contract, at value                                                                  120,171
                                                                                                    ______________

     Total assets                                                                                    1,472,777,899
                                                                                                    ______________


Liabilities:

     Payables for securities purchased                                                                 100,383,415
     Accrued protection payments on credit default swaps                                                    10,501
     Credit default swap contracts, at value (including up front payments received of $188,678)            317,136
     Due to manager and affiliates                                                                       1,249,352
     Distributions payable                                                                               1,696,979
     Liquidations payable                                                                                2,344,281
     Foreign currency contracts, at value                                                                  943,201
     Other accrued expenses                                                                                321,622
                                                                                                    ______________

     Total liabilities                                                                                 107,266,487
                                                                                                    ______________

Total Net Assets                                                                                    $1,365,511,412
                                                                                                    ______________

See accompanying notes

Statement of operations


Delaware Diversified Income Fund


Year Ended October 31, 2006


Investment Income:

     Interest                                                                              $ 69,188,622
     Dividends                                                                                   46,233
     Foreign tax withheld                                                                        (8,289)            $ 69,226,566
                                                                                           ____________             ____________

Expenses:

     Management fees                                                                          5,935,504
     Distribution expense - Class A                                                           2,443,348
     Distribution expense - Class B                                                             549,672
     Distribution expense - Class C                                                           2,308,499
     Distribution expense - Class R                                                             205,726
     Dividend disbursing and transfer agent fees and expenses                                 2,157,706
     Accounting and administration expenses                                                     461,906
     Reports and statements to shareholders                                                     202,337
     Registration fees                                                                          173,316
     Custodian fees                                                                             176,343
     Legal fees                                                                                 148,104
     Trustees' fees and benefits                                                                127,158
     Audit and tax                                                                               55,609
     Insurance fees                                                                              45,795
     Consulting fees                                                                             33,941
     Pricing fees                                                                                24,238
     Dues and services                                                                            6,889
     Trustees' expenses                                                                           4,290
     Taxes (Other than taxes on income)                                                           3,768               15,064,149
                                                                                           ____________

     Less expenses absorbed or waived                                                                                   (879,095)
     Less waived distribution expenses - Class A                                                                        (403,284)
     Less waived distribution expenses - Class R                                                                         (34,047)
                                                                                                                    ____________

     Total expenses                                                                                                   13,747,723
                                                                                                                    ____________

Net Investment Income                                                                                                 55,478,843
                                                                                                                    ____________

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:

     Net realized gain (loss) on:

          Investments                                                                                                 (2,862,977)
          Futures contracts                                                                                            3,100,951
          Swap contracts                                                                                                (459,121)
          Foreign currencies                                                                                          (5,480,166)
                                                                                                                    ____________

     Net realized loss                                                                                                (5,701,313)
     Net change in unrealized appreciation/depreciation of investments and foreign currencies                         32,230,707
                                                                                                                    ____________

Net Realized and Unrealized Gain on Investments and Foreign Currencies                                                26,529,394
                                                                                                                    ____________

Net Increase in Net Assets Resulting from Operations                                                                $ 82,008,237
                                                                                                                    ____________


See accompanying notes

Statements of changes in net assets


Delaware Diversified Income Fund


                                                                                                              Year Ended
                                                                                                       10/31/06         10/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                           $ 55,478,843      $ 26,682,025
     Net realized loss on investments and foreign currencies                                           (5,701,313)       (3,153,544)
     Net change in unrealized appreciation/depreciation of investments and foreign currencies          32,230,707       (27,574,498)
                                                                                                   ______________    ______________

     Net increase (decrease) in net assets resulting from operations                                   82,008,237        (4,046,017)
                                                                                                   ______________    ______________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                     (39,351,391)      (22,354,697)
          Class B                                                                                      (2,254,026)       (1,826,347)
          Class C                                                                                      (9,397,912)       (6,044,033)
          Class R                                                                                      (1,570,883)         (611,369)
          Institutional Class                                                                          (1,324,368)         (275,510)

     Net realized gain on investments:
          Class A                                                                                               -        (3,581,771)
          Class B                                                                                               -          (462,796)
          Class C                                                                                               -        (1,283,315)
          Class R                                                                                               -           (66,872)
          Institutional Class                                                                                   -           (27,787)

     Return of capital:
          Class A                                                                                      (3,548,271)         (465,735)
          Class B                                                                                        (208,956)          (45,062)
          Class C                                                                                        (976,127)         (151,668)
          Class R                                                                                        (159,744)          (13,986)
          Institutional Class                                                                            (150,752)           (5,512)
                                                                                                   ______________    ______________

                                                                                                      (58,942,430)      (37,216,460)
                                                                                                   ______________    ______________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                     459,327,617       550,184,898
          Class B                                                                                      14,289,473        21,455,964
          Class C                                                                                     103,622,410       142,096,705
          Class R                                                                                      32,800,652        23,426,202
          Institutional Class                                                                          30,664,270        13,789,923

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                      36,958,975        22,111,271
          Class B                                                                                       1,835,437         1,647,964
          Class C                                                                                       8,446,584         5,987,082
          Class R                                                                                       1,694,118           673,681
          Institutional Class                                                                           1,349,415           252,697
                                                                                                   ______________    ______________

                                                                                                      690,988,951       781,626,387
                                                                                                   ______________    ______________

     Cost of shares repurchased:
          Class A                                                                                    (260,265,323)     (129,163,165)
          Class B                                                                                     (14,128,569)      (10,460,934)
          Class C                                                                                     (70,291,647)      (30,987,585)
          Class R                                                                                     (14,698,809)       (6,089,202)
          Institutional Class                                                                          (5,226,125)       (6,625,571)
                                                                                                   ______________    ______________

                                                                                                     (364,610,473)     (183,326,457)
                                                                                                   ______________    ______________

Increase in net assets derived from capital share transactions                                        326,378,478       598,299,930
                                                                                                   ______________    ______________

Net Increase in Net Assets                                                                            349,444,285       557,037,453


Net Assets:

     Beginning of year                                                                              1,016,067,127       459,029,674
                                                                                                   ______________    ______________
     End of year (Distributions in excess of net investment income of $1,670,253 and
          $1,173,026, respectively.)                                                               $1,365,511,412    $1,016,067,127
                                                                                                   ______________    ______________


See accompanying notes

Financial highlights


Delaware Diversified Income Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                      10/31/06      10/31/05     10/31/04     10/31/03     10/31/02*
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $8.540        $8.930       $8.590       $8.960       $9.440

Income (loss) from investment operations:

Net investment income (1)                                               0.427         0.328        0.377        0.374        0.444
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             0.175        (0.229)       0.450        0.804       (0.001)
                                                                       ______        ______       ______       ______       ______

Total from investment operations                                        0.602         0.099        0.827        1.178        0.443
                                                                       ______        ______       ______       ______       ______


Less dividends and distributions from:

Net investment income                                                  (0.420)       (0.389)      (0.434)      (1.274)      (0.477)
Net realized gain on investments                                            -        (0.092)      (0.053)      (0.274)      (0.446)
Return of capital                                                      (0.032)       (0.008)           -            -            -
                                                                       ______        ______       ______       ______       ______

Total dividends and distributions                                      (0.452)       (0.489)      (0.487)      (1.548)      (0.923)
                                                                       ______        ______       ______       ______       ______

Net asset value, end of period                                         $8.690        $8.540       $8.930       $8.590       $8.960
                                                                       ______        ______       ______       ______       ______

Total return (2)                                                        7.27%         1.04%        9.92%       14.80%        5.39%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $960,616      $708,433     $294,033      $83,100       $4,391
Ratio of expenses to average net assets                                 1.00%         1.00%        1.02%        1.00%        0.58%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.13%         1.14%        1.19%        1.60%        1.11%
Ratio of net investment income to average net assets                    5.01%         3.72%        4.33%        4.51%        5.09%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.88%         3.58%        4.16%        3.91%        4.56%
Portfolio turnover                                                       296%          417%         452%         620%         545%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had had the expense limitation not been in effect.

  * Effective October 28, 2002, Delaware Pooled Trust-The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust
    Portfolio") was merged into Delaware Adviser Funds-Delaware Diversified Income Fund. The financial highlights for the periods prior to October 28, 2002 reflect the operating history of the Pooled Trust Portfolio. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

See accompanying notes

Delaware Diversified Income Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                     Year Ended
                                                                                 ___________________________________________________

                                                                                   10/31/06     10/31/05     10/31/04     10/31/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                $8.540       $8.920       $8.590       $8.960

Income (loss) from investment operations:

Net investment income (1)                                                            0.362        0.262        0.312        0.313
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                                          0.166       (0.219)       0.440        0.807
                                                                                    ______       ______       ______       ______

Total from investment operations                                                     0.528        0.043        0.752        1.120
                                                                                    ______       ______       ______       ______

Less dividends and distributions from:

Net investment income                                                               (0.356)      (0.323)      (0.369)      (1.216)
Net realized gain on investments                                                         -       (0.092)      (0.053)      (0.274)
Return of capital                                                                   (0.032)      (0.008)           -            -
                                                                                    ______       ______       ______       ______

Total dividends and distributions                                                   (0.388)      (0.423)      (0.422)      (1.490)
                                                                                    ______       ______       ______       ______

Net asset value, end of period                                                      $8.680       $8.540       $8.920       $8.590
                                                                                    ______       ______       ______       ______

Total return (2)                                                                     6.35%        0.30%        9.10%       14.03%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                            $56,570      $53,626      $43,335      $16,147
Ratio of expenses to average net assets                                              1.75%        1.75%        1.77%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                        1.83%        1.84%        1.89%        2.30%
Ratio of net investment income to average net assets                                 4.26%        2.97%        3.58%        3.76%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                        4.18%        2.88%        3.46%        3.21%
Portfolio turnover                                                                    296%         417%         452%         620%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Class B had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.


See accompanying notes


                                                              (continues)     29

Financial highlights


Delaware Diversified Income Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         Year Ended
                                                                      _______________________________________________   10/28/02 (1)
                                                                                                                             to
                                                                      10/31/06     10/31/05     10/31/04     10/31/03     10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $8.540        $8.930       $8.590       $8.960      $8.860

Income (loss) from investment operations:

Net investment income (2)                                               0.363         0.263        0.312        0.315       0.005
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             0.175        (0.230)       0.450        0.798       0.095
                                                                       ______        ______       ______       ______       ______

Total from investment operations                                        0.538         0.033        0.762        1.113       0.100
                                                                       ______        ______       ______       ______       ______

Less dividends and distributions from:

Net investment income                                                  (0.356)       (0.323)      (0.369)      (1.209)           -
Net realized gain on investments                                            -        (0.092)      (0.053)      (0.274)           -
Return of capital                                                      (0.032)       (0.008)           -            -            -
                                                                       ______        ______       ______       ______       ______

Total dividends and distributions                                      (0.388)       (0.423)      (0.422)      (1.483)           -
                                                                       ______        ______       ______       ______       ______


Net asset value, end of period                                         $8.690        $8.540       $8.930       $8.590       $8.960
                                                                       ______        ______       ______       ______       ______


Total return (3)                                                        6.47%         0.29%        9.11%       13.95%        1.13%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $264,265      $218,077     $109,911      $48,989          $10
Ratio of expenses to average net assets                                 1.75%         1.75%        1.77%        1.75%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.83%         1.84%        1.89%        2.30%            4
Ratio of net investment income to average net assets                    4.26%         2.97%        3.58%        3.76%        4.01%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           4.18%         2.88%        3.46%        3.21%            4
Portfolio turnover                                                       296%          417%         452%         620%     545% (5)

____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period of time are not meaningful.

(5) Portfolio turnover is representative of the Fund for the entire year.


See accompanying notes

Delaware Diversified Income Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                            Year Ended
                                                                               _____________________________________     6/2/03 (1)
                                                                                                                             to
                                                                                 10/31/06     10/31/05     10/31/04       10/31/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                              $8.540       $8.930       $8.590        $8.620

Income (loss) from investment operations:

Net investment income (2)                                                          0.406        0.301        0.347         0.142
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                                        0.174       (0.231)       0.450        (0.036)
                                                                                  ______       ______       ______        ______

Total from investment operations                                                   0.580        0.070        0.797         0.106
                                                                                  ______       ______       ______        ______

Less dividends and distributions from:

Net investment income                                                             (0.398)      (0.360)      (0.404)       (0.136)
Net realized gain on investments                                                       -       (0.092)      (0.053)            -
Return of capital                                                                 (0.032)      (0.008)           -             -
                                                                                  ______       ______       ______        ______

Total dividends and distributions                                                 (0.430)      (0.460)      (0.457)       (0.136)
                                                                                  ______       ______       ______        ______


Net asset value, end of period                                                    $8.690       $8.540       $8.930        $8.590
                                                                                  ______       ______       ______        ______


Total return (3)                                                                   7.00%        0.71%        9.55%         1.24%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                          $43,247      $22,661       $5,557          $256
Ratio of expenses to average net assets                                            1.25%        1.31%        1.37%         1.35%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                      1.43%        1.44%        1.49%         1.98%
Ratio of net investment income to average net assets                               4.76%        3.41%        3.98%         4.20%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                      4.58%        3.28%        3.86%         3.57%
Portfolio turnover                                                                  296%         417%         452%      620% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset  value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes


                                                              (continues)     31

Financial highlights


Delaware Diversified Income Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                     Year Ended
                                                                                 ___________________________________________________

                                                                                   10/31/06     10/31/05     10/31/04     10/31/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                $8.550       $8.930       $8.600       $8.960

Income (loss) from investment operations:

Net investment income (2)                                                            0.449        0.350        0.399        0.395
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                                          0.173       (0.218)       0.439        0.806
                                                                                    ______       ______       ______       ______

Total from investment operations                                                     0.622        0.132        0.838        1.201
                                                                                    ______       ______       ______       ______

Less dividends and distributions from:

Net investment income                                                               (0.440)      (0.412)      (0.455)      (1.287)
Net realized gain on investments                                                         -       (0.092)      (0.053)      (0.274)
Return of capital                                                                   (0.032)      (0.008)           -            -
                                                                                    ______       ______       ______       ______

Total dividends and distributions                                                   (0.472)      (0.512)      (0.508)      (1.561)
                                                                                    ______       ______       ______       ______


Net asset value, end of period                                                      $8.700       $8.550       $8.930       $8.600
                                                                                    ______       ______       ______       ______


Total return (2)                                                                     7.52%        1.41%       10.05%       15.10%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                            $40,813      $13,270       $6,194         $567
Ratio of expenses to average net assets                                              0.75%        0.75%        0.77%        0.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                        0.83%        0.84%        0.89%        1.30%
Ratio of net investment income to average net assets                                 5.26%        3.97%        4.58%        4.76%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                        5.18%        3.88%        4.46%        4.21%
Portfolio turnover                                                                    296%         417%         452%         620%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Institutional Class had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

Notes to financial statements

Delaware Diversified Income Fund

October 31, 2006

Delaware Group Adviser Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P.
(DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair value will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course or preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments (R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses


                                                              (continues)     33

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments
(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through February 28, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through February 28, 2007, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At October 31, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                          $415,389
Dividend disbursing, transfer agent, accounting,
     administration fees and other expenses payable to DSC         274,040
Distribution fee payable to DDLP                                   482,681
*Other expenses payable to DMC and
     affiliates                                                     77,242

*DMC as part of its administrative services pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the costs of certain legal and tax services, including internal legal and services provided to the Fund by DMC and/or its affiliates employees. For the year ended October 31, 2006, the Fund was charged $67,212 for internal legal and tax services provided by DMC and/or its affiliates.

For the year ended October 31, 2006, DDLP earned $207,591 for commissions on sales of the Fund's Class A shares. For the year ended October 31, 2006, DDLP received gross contingent deferred sales charge commissions of $73,543, $111,832 and $55,388 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees and retired independent trustees so entitled. The retirement benefit payout for the Fund is $161,772. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2006, the Fund made purchases of $2,799,426,670 and sales of $2,518,037,603 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2006, the Fund made purchases of $843,715,157 and sales of $824,380,481 of long-term U.S. government securities.

At October 31, 2006, the cost of investments for federal income tax purposes was $1,374,503,057. At October 31, 2006, net unrealized appreciation was $10,943,978 of which $24,341,030 related to unrealized appreciation of investments and $13,397,052 related to unrealized depreciation of investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                           Year Ended
                                                   10/31/06        10/31/05
Ordinary income                                   $53,898,580     $35,328,186
Long-term capital gain                                      -       1,206,311
Return of capital                                   5,043,850         681,963
                                                  ___________     ___________

Total                                             $58,942,430     $37,216,460
                                                  ___________     ___________

As of October 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                  $1,366,553,553
Other temporary differences                                        (2,716,272)
Capital loss carryforward as of 10/31/06                           (9,537,095)
Unrealized appreciation/depreciation of investments
     and foreign currencies                                        11,211,226
                                                               ______________

Net assets                                                     $1,365,511,412
                                                               ______________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts and forward foreign currency contracts, credit default swap contracts, straddles and contingent payment debt instruments, and tax treatment of market discount, and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, credit default swap contracts, market discount and premium on certain debt instruments and paydowns of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

For the year ended October 31, 2006, the Fund recorded the following reclassifications:

Distributions in excess of net investment income                  $(2,077,490)
Accumulated net realized gain (loss)                                2,077,490

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2006 will expire as follows: $2,578,031 expires in 2008, $2,131,045 expires in 2009, and $4,828,019 expires in 2014. The capital loss carryforward includes losses in the amount of $4,709,076 as a result of the acquisition of Delaware Strategic Income Fund in 2004. The uses of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

5. Capital Shares

Transactions in capital shares were as follows:

                                                           Year Ended
                                                    10/31/06        10/31/05
Shares sold:
     Class A                                       53,734,787      62,185,362
     Class B                                        1,673,744       2,425,341
     Class C                                       12,120,918      16,066,332
     Class R                                        3,842,095       2,647,957
     Institutional Class                            3,593,381       1,573,064

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                        4,325,551       2,502,174
     Class B                                          215,010         186,077
     Class C                                          988,807         676,941
     Class R                                          198,250          76,414
     Institutional Class                              157,836          28,671
                                                   __________      __________

                                                   80,850,379      88,368,333
                                                   __________      __________

Shares repurchased:
     Class A                                      (30,461,500)    (14,673,909)
     Class B                                       (1,656,267)     (1,183,998)
     Class C                                       (8,230,999)     (3,518,312)
     Class R                                       (1,717,253)       (693,584)
     Institutional Class                             (611,365)       (742,410)
                                                  ___________     ___________

                                                  (42,677,384)    (20,812,213)
                                                  ___________     ___________

Net increase                                       38,172,995      67,556,120
                                                  ___________     ___________

For the years ended October 31, 2006 and 2005, 280,718 Class B shares were converted to 280,476 Class A shares valued at $2,394,954 and 185,648 Class B shares were converted to 185,485 Class A shares valued at $1,644,967, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

                                                              (continues)     35

Notes to financial statements


Delaware Diversified Income Fund


6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2006, or at any time during the year then ended.

7. Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

8. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9. Swap Contracts

The Fund may enter into total return swap contracts in accordance with its investment objectives. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of total return swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

The Fund may also enter into credit default swap ("CDS") contracts in accordance with its investment objectives. A CDS contract is a risk-transfer instrument through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2006, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the contract. For the year ended October 31, 2006, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

10. Credit and Market Risks

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and Illiquid securities have been identified on the Statement of Net Assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2006, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  Long-Term        Ordinary          (C)
Capital Gains       Income         Return            Total            (D)
Distributions    Distributions   of Capital      Distributions     Qualifying
 (Tax Basis)      (Tax Basis)    (Tax Basis)      (Tax Basis)     Dividends (1)
_____________    _____________   ___________     _____________   ______________

     0%               91%            9%              100%              -


(A), (B) and (C) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware Diversified
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Diversified Income Fund (one of the series constituting the Delaware Group Adviser Funds) (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Diversified Income Fund of Delaware Group Adviser Funds at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                          /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
December 11, 2006

Other Fund information


Delaware Diversified Income Fund


Board Consideration of Delaware Diversified Income Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the fourth quartile of such Performance Universe. The report further showed that the Fund's total return for the five-year period was in the second quartile. The Board noted that the Fund's performance results were not in line with the Board's stated objective. The Board also noted that strategic changes had recently been implemented by management. Those changes included increased exposure to the emerging markets sector, which has provided strong returns. The Board was satisfied that management was taking effective action to improve Fund performance and meet the Board's performance objective.


                                                              (continues)     39

Other Fund information


Delaware Diversified Income Fund


Board Consideration of Delaware Diversified Income Fund Investment Advisory (continued)

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. The Board also noted that the Fund's assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

 Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

 Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry            Trustee               Since                      President -                83             Director -
 2005 Market Street                           January 2001          Franklin & Marshall College                    Community Health
  Philadelphia, PA                                                      (June 2002-Present)                            Systems
       19103
                                                                    Executive Vice President -                         Director -
    May 28, 1960                                                   University of Pennsylvania                       Allied Barton
                                                                     (April 1995-June 2002)                       Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr         Trustee               Since           Founder and Managing Director -       83                None
 2005 Market Street                            April 1990           Anthony Knerr & Associates
  Philadelphia, PA                                                    (Strategic Consulting)
       19103                                                              (1990-Present)

  December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth       Trustee               Since              Chief Investment Officer -         83                None
 2005 Market Street                           March 2005                 Assurant, Inc.
  Philadelphia, PA                                                        (Insurance)
       19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

     Ann R. Leven          Trustee               Since                        Owner -                  83           Director and
 2005 Market Street                         September 1989                ARL Associates,                          Audit Committee
  Philadelphia, PA                                                 Strategic Financial Planning                   Chairperson - Andy
       19103                                                             Consulting Firm                          Warhol Foundation
                                                                          (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________


                                                              (continues)     41

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

 Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                         (Small Business Investing                         Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                       Founder -                 83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                              (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

 Officers
____________________________________________________________________________________________________________________________________

   David F. Connor     Vice President,    Vice President since     David F. Connor has served as       83                None (3)
 2005 Market Street    Deputy General      September 21, 2000        Vice President and Deputy
  Philadelphia, PA         Counsel,           and Secretary             General Counsel of
        19103           and Secretary             since                Delaware Investments
                                               October 2005                since 2000.

  December 2, 1963
____________________________________________________________________________________________________________________________________

  David P. O'Connor      Senior Vice      Senior Vice President,  David P. O'Connor has served in      83                None (3)
 2005 Market Street       President,       General Counsel, and     various executive and legal
  Philadelphia, PA     General Counsel,     Chief Legal Officer    capacities at different times
       19103              and Chief               since               at Delaware Investments.
                        Legal Officer          October 2005

  February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor         Senior               Treasurer         John J. O'Connor has served in       83                None (3)
 2005 Market Street     Vice President            since             various executive capacities
  Philadelphia, PA      and Treasurer         February 2005             at different times at
       19103                                                            Delaware Investments.

   June 16, 1957

____________________________________________________________________________________________________________________________________

    Richard Salus          Senior            Chief Financial        Richard Salus has served in        83                None (3)
 2005 Market Street     Vice President        Officer since         various executive capacities
 Philadelphia, PA            and             November 1, 2006           at different times at
       19103           Chief Financial                                  Delaware Investments.
                           Officer

  October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online (SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(1137)                                                       Printed in the USA
AR-189 [10/06] CGI 12/06                                  MF-06-11-067  PO11435

Annual Report                                     Delaware
                                                  U.S. Growth Fund

                                                  October 31, 2006










                                                  Growth equity mutual fund






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses  ................................................6

> Sector allocation and top 10 holdings  ......................................7

> Statement of net assets  ....................................................8

> Statement of operations ....................................................10

> Statements of changes in net assets  .......................................11

> Financial highlights .......................................................12

> Notes to financial statements...............................................17

> Report of independent registered public accounting firm ....................20

> Other Fund information .....................................................21

> Board of trustees/directors and officers addendum ..........................23

> About the organization .....................................................25










    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware U.S. Growth Fund

October 31, 2006

The managers of Delaware U.S. Growth Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year ended October 31, 2006. Please see page 3 to learn more about the Fund managers.

Q: How did Delaware U.S. Growth Fund perform during the reporting period, and what factors influenced that performance?

A: Delaware U.S. Growth Fund returned +3.23% at net asset value and -2.67% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended October 31, 2006. By comparison, the Fund benchmarks, the Russell 1000 Growth Index and the Standard and Poor's 500 Index, gained 10.84% and 16.33%, respectively. The Fund's peer group, as measured by the Lipper Large-Cap Growth Funds Average, gained 7.43% (source: Lipper). For the complete, annualized performance of Delaware U.S. Growth Fund, please see the table on page 4.

Much of the Fund's underperformance compared to the benchmark came during the third calendar quarter of 2006, as some of our more aggressive holdings suffered.

Q: What type of economic and investment environment did you encounter during the past 12 months?

A: During the first half of the fiscal year, stock prices gradually gained ground. However, by the middle of May 2006, investor sentiment seemed to shift from enthusiasm to concern about a series of negative economic news.

One of these was higher-than-expected inflation rate data, making a near-term pause in interest rate hikes from the Federal Reserve Board (Fed) less certain. Other worries weighing on investor sentiment at that time included Middle East tensions, still high oil prices, and initial signs of a long-expected slowdown in the housing market.

As investors became more concerned, they also generally became more risk-averse. Energy and other commodity-oriented stocks generally benefited in line with elevated oil prices; however, growth stocks suffered. Companies with strong long-term growth prospects, but relatively expensive near-term valuations fared particularly poorly, as investors increasingly opted for value and other lower-beta (less volatile) securities.

At its August meeting, the Fed opted not to increase interest rates for the first time in more than two years, and then continued to remain on hold with monetary policy through September and October. This news, coupled with a decline in oil prices that began in August, encouraged investors and the stock market rallied during the last months of the fiscal year.

Q: What strategies were employed in the managing of the Fund during the fiscal period?

A: Our broad investment approach remained consistent during the fiscal year and, in general, does not change from year-to-year, regardless of market conditions. We follow a "bottom-up" stock-selection approach, focusing on individual companies that we believe have particularly good long-term growth prospects over the next five years or longer.

Generally speaking, the Fund's investment portfolio is typically balanced between two types of stocks found in our large cap growth universe - those of aggressive growth and steady growth companies. The stocks we consider aggressive growth holdings tend to be relatively more volatile. They also tend to be more expensive based on valuation measures like discounted cash flows, but may offer the potential for greater gains. Portfolio holdings in this group included eBay and Google, which have emerged as leaders in fast-growing segments of the technology market.

The steadier growers are more established growth businesses with what we believe to be less investment risk than their more aggressive counterparts. In our opinion, they also generally have more subdued return potential by comparison. At period end, some of our holdings in this group included office products retailer Staples and the drug store giant Walgreen.

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware U.S. Growth Fund


As long-term investors, we don't often make large-scale changes as long as we generally remain confident in the names we own. However, we do respond to new investment opportunities as they become available.

For example, we believe that a number of our more aggressive holdings were unreasonably penalized during the fiscal year as investors became more risk averse, and we believe this presented us with attractive buying opportunities. We reduced our positions in Walgreen and Intuit, which have performed well, in order to add to existing positions in QUALCOMM and Seagate Technology. The latter two stocks were weak performers for the year that we believed still had growth potential and were trading at attractive valuations.

Q: What stocks detracted from the Fund's relative performance?

A: Most of our underperformers during the period existed within the Fund's more aggressive holdings. For example, we lost ground with our position in XM Satellite Radio, one of two principal contenders in the fast-growing satellite radio business. XM Satellite Radio fell on investor concerns about the company's balance sheet, as well as growing competition from its rival Sirius, which has been aggressively acquiring new programming content. By fiscal year end, we had sold all positions in XM Satellite Radio.

Another detractor was SanDisk, a leading maker of flash memory storage used in digital cameras, music players, and other products. SanDisk was hurt by worries about the pace of flash memory price declines and its impact on the company's profit margins. However, we continued to have confidence in SanDisk's long-term growth potential and took advantage of recent valuation dips to add to our existing holdings in the stock.

Also hindering performance was NAVTEQ, the leading provider of mapping data used by global positioning systems and Internet mapping sites. We originally purchased NAVTEQ because we expected the market for navigational devices to expand due to a variety of new platforms, from cars to cell phones. Although this indeed has been happening, it has not been to the degree or speed that we and other investors anticipated. Meanwhile, a price war in the industry cut into NAVTEQ profits, further weighing on the company's shares. Although we remain optimistic about the company's growth potential, the stock was no longer in the portfolio of investments at period end, as we identified other opportunities that we believed offered better prospects.

Q: What holdings helped results during the period?

A: The Fund benefited from our holdings in Expeditors International of Washington, a global logistics business. The company, which has recently benefited greatly from increases in global trade, was rewarded by investors for its particularly strong earnings. Another strong holding during the past year was International Game Technology (IGT), the world's leading maker of slot machines. The company's shares rose during the fiscal year when a number of new casino properties were approved, offering expanded market growth potential for IGT.

A third positive performer was Intuit. This leading maker of personal finance software benefited as the company's TurboTax(R) software continued to gain market share and as the company's management team demonstrated continued commitment to returning capital to shareholders.

Q: How was the Fund positioned at the end of the period?

A: As long-term investors, our positioning of the Fund is not likely to vary much from quarter to quarter. Recently, we have added to a handful of particularly attractive positions, as noted above, but our overall strategy remains the same: to find what we consider to be the best long-term growth companies in the U.S. markets.

Fund Managers

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Office

Mr. Van Harte, CFA, joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management, and he has been managing portfolios and separate accounts for more than 20 years. He received his bachelor's degree in finance from California State University at Fullerton.

Christopher Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst

Mr. Ericksen, CFA, joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. He received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Bonavico, CFA, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm's Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. He received his bachelor's degree in economics from the University of Delaware.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Prislin, CFA, joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. He received an MBA and bachelor's degree in business administration from the University of California at Berkeley.

Performance summary


Delaware U.S. Growth Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.



Fund performance

Average annual total returns
Through October 31, 2006                          1 year       5 years        10 years        Lifetime
______________________________________________________________________________________________________

Class A (Est. 12-3-93)
Excluding sales charge                            +3.23%        +2.13%         +5.81%          +7.13%
Including sales charge                            -2.67%        +0.93%         +5.18%          +6.64%
______________________________________________________________________________________________________

Class B (Est. 3-29-94)
Excluding sales charge                            +2.52%        +1.42%         +5.21%          +6.85%
Including sales charge                            -1.48%        +0.99%         +5.21%          +6.85%
______________________________________________________________________________________________________

Class C (Est. 5-23-94)
Excluding sales charge                            +2.57%        +1.42%         +5.10%          +7.04%
Including sales charge                            +1.57%        +1.42%         +5.10%          +7.04%
______________________________________________________________________________________________________


Note that funds investing in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes that either contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35% of average net assets, but such fee is currently subject to a contractual cap of 0.30% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A Shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the 1-year and lifetime (since June 2, 2003) periods ended October 31, 2006 for Delaware U.S. Growth Fund Class R shares were 3.01% and 7.61%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since February 3, 1994) periods ended October 31, 2006 for Delaware U.S. Growth Fund Institutional Class shares were 3.54%, 2.44%, 6.12%, and 7.11%, respectively. Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of October 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$725 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

27

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 3, 1993

________________________________________________________________________________

                                          Nasdaq symbols     CUSIPs
________________________________________________________________________________

Class A                                   DUGAX              245917505
Class B                                   DEUBX              245917604
Class C                                   DEUCX              245917703
Class R                                   DEURX              245917711
Institutional Class                       DEUIX              245917802


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on October 31, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

During the year ended October 31, 2006, the Fund changed its primary benchmark from the S&P 500 Index to the Russell 1000 Growth Index, as it more closely reflects the Fund's investment objective. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index measures the performance of 500 widely held, mostly large-cap common stocks weighted by market value. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period May 1, 2006 to October 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 to October 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware U.S. Growth Fund

Expense Analysis of an Investment of $1,000

                                                                      Expenses
                          Beginning      Ending                      Paid During
                           Account       Account      Annualized       Period
                            Value         Value        Expense        5/1/06 to
                            5/1/06       10/31/06       Ratios        10/31/06*
________________________________________________________________________________

Actual Fund Return

Class A                   $1,000.00       $975.40        1.05%         $5.23
Class B                    1,000.00        972.00        1.75%          8.70
Class C                    1,000.00        972.60        1.75%          8.70
Class R                    1,000.00        974.50        1.25%          6.22
Institutional Class        1,000.00        977.30        0.75%          3.74
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                   $1,000.00     $1,019.91        1.05%         $5.35
Class B                    1,000.00      1,016.38        1.75%          8.89
Class C                    1,000.00      1,016.38        1.75%          8.89
Class R                    1,000.00      1,018.90        1.25%          6.36
Institutional Class        1,000.00      1,021.42        0.75%          3.82
________________________________________________________________________________

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings


Delaware U.S. Growth Fund

As of October 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                    Percentage
Sector                                                             of Net Assets
________________________________________________________________________________

Common Stock                                                          99.87%

Basic Industry/Capital Goods                                           3.70%
Business Services                                                     15.87%
Consumer Non-Durables                                                 15.99%
Consumer Services                                                     18.84%
Financials                                                             7.48%
Health Care                                                           17.32%
Technology                                                            20.67%
________________________________________________________________________________

Repurchase Agreements                                                  0.80%
________________________________________________________________________________

Total Market Value of Securities                                     100.67%
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                       (0.67%)
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                                                    Percentage
Top 10 Holdings                                                    of Net Assets
________________________________________________________________________________

QUALCOMM                                                               5.17%
eBay                                                                   5.10%
Genentech                                                              4.83%
Google Class A                                                         4.60%
UnitedHealth Group                                                     4.57%
United Parcel Service Class B                                          4.31%
Procter & Gamble                                                       4.24%
Chicago Mercantile Exchange Holdings                                   4.15%
Allergan                                                               4.14%
Walgreen                                                               4.13%
________________________________________________________________________________

Statement of net assets


Delaware U.S. Growth Fund

October 31, 2006

                                                Number of           Market
                                                 Shares             Value
________________________________________________________________________________

Common Stock - 99.87%
________________________________________________________________________________

Basic Industry/Capital Goods - 3.70%
     Praxair                                       445,000       $ 26,811,250
                                                                 ____________

                                                                   26,811,250
                                                                 ____________
Business Services - 15.87%
     Expeditors International of Washington        525,000         24,890,250
     Moody's                                       385,000         25,525,500
     Paychex                                       660,000         26,056,800
   + Research in Motion                             62,600          7,354,248
     United Parcel Service Class B                 415,000         31,270,250
                                                                 ____________

                                                                  115,097,048
                                                                 ____________

Consumer Non-Durables - 15.99%
     Procter & Gamble                              485,000         30,744,150
     Staples                                     1,150,000         29,658,500
     Wal-Mart Stores                               520,000         25,625,600
     Walgreen                                      685,000         29,920,800
                                                                 ____________

                                                                  115,949,050
                                                                 ____________

Consumer Services - 18.84%
   + Apollo Group Class A                          343,800         12,706,848
   + eBay                                        1,150,000         36,949,500
     International Game Technology                 600,000         25,506,000
   + MGM MIRAGE                                    560,000         24,091,200
     Weight Watchers International                 460,000         20,056,000
   + Western Union                                 785,000         17,309,250
                                                                 ____________

                                                                  136,618,798
                                                                 ____________

Financials - 7.48%
     Chicago Mercantile Exchange Holdings           60,000         30,060,000
   + IntercontinentalExchange                      286,200         24,161,004
                                                                 ____________

                                                                   54,221,004
                                                                 ____________

Health Care - 17.32%
     Allergan                                      260,000         30,030,000
   + Genentech                                     420,000         34,986,000
     UnitedHealth Group                            680,000         33,170,400
   + Zimmer Holdings                               380,000         27,363,800
                                                                 ____________

                                                                  125,550,200
                                                                 ____________

Technology - 20.67%
   + Google Class A                                 70,000         33,347,300
   + Intuit                                        765,000         27,004,500
     QUALCOMM                                    1,030,000         37,481,700
   + SanDisk                                       500,000         24,050,000
   + Seagate Technology                          1,240,000         27,999,200
                                                                 ____________

                                                                  149,882,700
                                                                 ____________

Total Common Stock (cost $662,027,359)                            724,130,050
                                                                 ____________


                                                Principal           Market
                                                 Amount             Value
________________________________________________________________________________

Repurchase Agreements - 0.80%
________________________________________________________________________________

With BNP Paribas 5.25% 11/1/06
     (dated 10/31/06, to be repurchased
     at $3,011,439, collateralized by
     $3,149,000 U.S. Treasury Bills due
     4/26/07, market value $3,073,582)          $3,011,000       $  3,011,000
With Cantor Fitzgerald 5.25% 11/1/06
     (dated 10/31/06, to be repurchased
     at $1,560,228, collateralized by
     $574,000 U.S. Treasury Notes 3.25%
     due 8/15/07, market value $570,202
     and $1,053,000 U.S. Treasury Notes
     3.375% due 9/15/09, market value
     $1,021,769)                                 1,560,000          1,560,000
With UBS Warburg 5.25% 11/1/06
     (dated 10/31/06, to be repurchased
     at $1,248,182, collateralized by
     $18,000 U.S. Treasury Bills due
     1/11/07, market value $17,507 and
     $1,287,000 U.S. Treasury Bills due
     4/26/07, market value $1,256,211)           1,248,000          1,248,000
                                                                 ____________

Total Repurchase Agreements

     (cost $5,819,000)                                              5,819,000
                                                                 ____________

Total Market Value of Securities - 100.67%

     (cost $667,846,359)                                          729,949,050

Liabilities Net of Receivables and
     Other Assets - (0.67%)                                        (4,886,779)
                                                                 ____________

Net Assets Applicable to 53,528,165
     Shares Outstanding - 100.00%                                $725,062,271
                                                                 ____________

Net Asset Value - Delaware U.S. Growth Fund
     Class A ($109,854,134 / 8,381,356 Shares)                         $13.11
                                                                       ______

Net Asset Value - Delaware U.S. Growth Fund
     Class B ($22,563,111 / 1,914,223 Shares)                          $11.79
                                                                       ______

Net Asset Value - Delaware U.S. Growth Fund
     Class C ($22,641,098 / 1,772,230 Shares)                          $12.78
                                                                       ______

Net Asset Value - Delaware U.S. Growth Fund
     Class R ($668,760 / 51,433 Shares)                                $13.00
                                                                       ______

Net Asset Value - Delaware U.S. Growth Fund
     Institutional Class ($569,335,168 / 41,408,923 Shares)            $13.75
                                                                       ______

________________________________________________________________________________
________________________________________________________________________________

Components of Net Assets at October 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                          $757,241,419
Accumulated net realized loss on investments                      (94,281,839)
Net unrealized appreciation of investments                         62,102,691
                                                                 ____________

Total net assets                                                 $725,062,271
                                                                 ____________

+ Non-income producing security for the year ended October 31, 2006.

Net Asset Value and Offering Price per Share -
     Delaware U.S. Growth Fund

Net asset value Class A (A)                                            $13.11
Sales charges (5.75% of offering price) (B)                              0.80
                                                                       ______

Offering price                                                         $13.91
                                                                       ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchase of $50,000 or more.


See accompanying notes

Statement of operations


Delaware U.S. Growth Fund

Year Ended October 31, 2006


Investment Income:

     Dividends                                                                                        $3,457,770
     Interest                                                                                            367,066       $  3,824,836
                                                                                                      __________       ____________

Expenses:

     Management fees                                                                                   3,471,199
     Distribution expenses - Class A                                                                     311,856
     Distribution expenses - Class B                                                                     264,119
     Distribution expenses - Class C                                                                     175,092
     Distribution expenses - Class R                                                                       3,321
     Dividend disbursing and transfer agent fees and expenses                                            551,030
     Accounting and administration expenses                                                              215,589
     Registration fees                                                                                   165,773
     Legal fees                                                                                           64,958
     Trustees' fees and benefits                                                                          59,152
     Reports and statements to shareholders                                                               44,962
     Audit and tax                                                                                        32,750
     Insurance fees                                                                                       31,964
     Consulting fees                                                                                      15,356
     Custodian fees                                                                                       12,369
     Dues and services                                                                                     3,210
     Pricing fees                                                                                          2,418
     Trustees' expenses                                                                                    2,050          5,427,168
                                                                                                      __________
     Less expenses absorbed or waived                                                                                      (617,775)
     Less waiver of distribution expenses - Class A                                                                         (44,551)
     Less waiver of distribution expenses - Class R                                                                            (554)
     Less expense paid indirectly                                                                                            (1,060)
                                                                                                                       ____________

     Total operating expenses                                                                                             4,763,228
                                                                                                                       ____________

Net Investment Loss                                                                                                        (938,392)
                                                                                                                       ____________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized loss on investments                                                                                   (20,257,873)
     Net change in unrealized appreciation/depreciation of investments                                                   32,900,338
                                                                                                                       ____________

Net Realized and Unrealized Gain on Investments                                                                          12,642,465
                                                                                                                       ____________

Net Increase in Net Assets Resulting from Operations                                                                   $ 11,704,073
                                                                                                                       ____________



See accompanying notes

Statements of changes in net assets


Delaware U.S. Growth Fund


                                                                                                                Year Ended
                                                                                                          10/31/06       10/31/05

Increase (Decrease) in Net Assets from Operations:

     Net investment loss                                                                                $   (938,392)  $   (281,702)
     Net realized gain (loss) on investments                                                             (20,257,873)     3,304,281
     Net change in unrealized appreciation/depreciation of investments                                    32,900,338     27,852,929
                                                                                                        ____________   ____________

     Net increase in net assets resulting from operations                                                 11,704,073     30,875,508
                                                                                                        ____________   ____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                        103,383,682     10,448,007
          Class B                                                                                          2,911,556      2,778,227
          Class C                                                                                         17,270,189      3,932,518
          Class R                                                                                            495,869        135,387
          Institutional Class                                                                            345,432,666    258,205,483
                                                                                                        ____________   ____________

                                                                                                         469,493,962    275,499,622
                                                                                                        ____________   ____________

     Cost of shares repurchased:
          Class A                                                                                        (31,701,603)   (16,868,616)
          Class B                                                                                         (9,453,412)   (10,061,241)
          Class C                                                                                         (4,027,677)    (4,412,579)
          Class R                                                                                           (189,291)       (78,391)
          Institutional Class                                                                            (61,865,657)    (4,174,760)
                                                                                                        ____________   ____________

                                                                                                        (107,237,640)   (35,595,587)
                                                                                                        ____________   ____________

Increase in net assets derived from capital share transactions                                           362,256,322    239,904,035
                                                                                                        ____________   ____________

Net Increase in Net Assets                                                                               373,960,395    270,779,543

Net Assets:

     Beginning of year                                                                                   351,101,876     80,322,333
                                                                                                        ____________   ____________

     End of year (there was no undistributed net investment income at either year end)                  $725,062,271   $351,101,876
                                                                                                        ____________   ____________

See accompanying notes

Financial highlights


Delaware U.S. Growth Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                Year Ended
                                                                    ________________________________________________________________

                                                                      10/31/06      10/31/05     10/31/04     10/31/03     10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.700       $10.620      $10.840      $ 9.260       $11.800

Income (loss) from investment operations:

Net investment loss (1)                                                (0.043)       (0.020)      (0.064)      (0.039)       (0.058)
Net realized and unrealized gain (loss) on investments                  0.453         2.100       (0.156)       1.619        (2.482)
                                                                      _______       _______      _______      _______       _______

Total from investment operations                                        0.410         2.080       (0.220)       1.580        (2.540)
                                                                      _______       _______      _______      _______       _______

Net asset value, end of period                                        $13.110       $12.700      $10.620      $10.840       $ 9.260
                                                                      _______       _______      _______      _______       _______



Total return (2)                                                        3.23%        19.59%       (2.03%)      17.06%       (21.53%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $109,854       $38,566      $38,339      $60,934       $51,887
Ratio of expenses to average net assets                                 1.05%         1.15%        1.40%        1.40%         1.40%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.22%         1.46%        2.15%        2.28%         1.88%
Ratio of net investment loss to average net assets                     (0.34%)       (0.17%)      (0.59%)      (0.40%)       (0.51%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly          (0.51%)       (0.48%)      (1.34%)      (1.28%)       (0.99%)
Portfolio turnover                                                        25%           65%         158%          77%          103%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware U.S. Growth Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                Year Ended
                                                                    ________________________________________________________________

                                                                      10/31/06      10/31/05     10/31/04     10/31/03     10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.500       $ 9.690      $ 9.950      $ 8.560       $10.990

Income (loss) from investment operations:

Net investment loss (1)                                                (0.123)       (0.091)      (0.132)      (0.100)       (0.131)
Net realized and unrealized gain (loss) on investments                  0.413         1.901       (0.128)       1.490        (2.299)
                                                                      _______       _______      _______      _______      ________

Total from investment operations                                        0.290         1.810       (0.260)       1.390        (2.430)
                                                                      _______       _______      _______      _______      ________

Net asset value, end of period                                        $11.790       $11.500      $ 9.690      $ 9.950       $ 8.560
                                                                      _______       _______      _______      _______      ________


Total return (2)                                                        2.52%        18.68%       (2.61%)      16.24%       (22.11%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $22,563       $28,431      $30,686      $39,613       $40,196
Ratio of expenses to average net assets                                 1.75%         1.85%        2.10%        2.10%         2.10%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.87%         2.11%        2.80%        2.94%         2.58%
Ratio of net investment loss to average net assets                     (1.04%)       (0.87%)      (1.29%)      (1.10%)       (1.21%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly          (1.16%)       (1.13%)      (1.99%)      (1.94%)       (1.69%)
Portfolio turnover                                                        25%           65%         158%          77%          103%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                              (continues)     13

Financial highlights


Delaware U.S. Growth Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                Year Ended
                                                                    ________________________________________________________________

                                                                      10/31/06      10/31/05     10/31/04     10/31/03     10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $12.460       $10.500      $10.790      $ 9.280      $11.910

Income (loss) from investment operations:

Net investment loss (1)                                                (0.131)       (0.099)      (0.140)      (0.108)      (0.139)
Net realized and unrealized gain (loss) on investments                  0.451         2.059       (0.150)       1.618       (2.491)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.320         1.960       (0.290)       1.510       (2.630)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $12.780       $12.460      $10.500      $10.790      $ 9.280
                                                                      _______       _______      _______      _______      _______


Total return (2)                                                        2.57%        18.67%       (2.69%)      16.27%      (22.08%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $22,641        $9,327       $8,387      $10,684      $10,792
Ratio of expenses to average net assets                                 1.75%         1.85%        2.10%        2.10%        2.10%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.87%         2.11%        2.80%        2.94%        2.58%
Ratio of net investment loss to average net assets                     (1.04%)       (0.87%)      (1.29%)      (1.10%)      (1.21%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly          (1.16%)       (1.13%)      (1.99%)      (1.94%)      (1.69%)
Portfolio turnover                                                        25%           65%         158%          77%         103%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware U.S. Growth Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Year Ended
                                                                         ____________________________________________     6/2/03 (1)
                                                                                                                             to
                                                                            10/31/06       10/31/05       10/31/04        10/31/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                         $12.620        $10.590       $10.830        $10.120

Income (loss) from investment operations:

Net investment loss (2)                                                       (0.070)        (0.051)       (0.097)        (0.033)
Net realized and unrealized gain (loss) on investments                         0.450          2.081        (0.143)         0.743
                                                                             _______        _______       _______        _______

Total from investment operations                                               0.380          2.030        (0.240)         0.710
                                                                             _______        _______       _______        _______

Net asset value, end of period                                               $13.000        $12.620       $10.590        $10.830
                                                                             _______        _______       _______        _______


Total return (3)                                                               3.01%         19.17%        (2.22%)         7.02%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                         $669           $354          $245           $189
Ratio of expenses to average net assets                                        1.25%          1.42%         1.70%          1.70%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                  1.47%          1.71%         2.40%          2.71%
Ratio of net investment loss to average net assets                            (0.54%)        (0.44%)       (0.89%)        (0.76%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly                 (0.76%)        (0.73%)       (1.59%)        (1.77%)
Portfolio turnover                                                               25%            65%          158%            77% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return relects waivers and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.


See accompanying notes


                                                              (continues)     15

Financial highlights


Delaware U.S. Growth Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                Year Ended
                                                                    ________________________________________________________________

                                                                      10/31/06      10/31/05     10/31/04     10/31/03     10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $13.280       $11.080      $11.270      $ 9.600      $12.190

Income (loss) from investment operations:

Net investment income (loss) (1)                                       (0.005)        0.015       (0.031)      (0.010)      (0.024)
Net realized and unrealized gain (loss) on investments                  0.475         2.185       (0.159)       1.680       (2.566)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.470         2.200       (0.190)       1.670       (2.590)
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $13.750       $13.280      $11.080      $11.270       $9.600
                                                                      _______       _______      _______      _______      _______


Total return (2)                                                        3.54%        19.86%       (1.69%)      17.40%      (21.25%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $569,335      $274,424       $2,666      $27,420      $30,575
Ratio of expenses to average net assets                                 0.75%         0.85%        1.10%        1.10%        1.10%
Ratio of expenses to average net assets
      prior to expense limitation and expenses paid indirectly          0.87%         1.11%        1.80%        1.94%        1.58%
Ratio of net investment income (loss) to average net assets            (0.04%)        0.13%       (0.29%)      (0.10%)      (0.21%)
Ratio of net investment loss to average net assets
      prior to expense limitation and expenses paid indirectly         (0.16%)       (0.13%)      (0.99%)      (0.94%)      (0.69%)
Portfolio turnover                                                        25%           65%         158%          77%         103%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes to financial statements


Delaware U.S. Growth Fund

October 31, 2006


Delaware Group Adviser Funds (The "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

                                                              (continues)     17

Notes to financial statements


Delaware U.S. Growth Fund



1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $66,983 for the year ended October 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through February 28, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.35% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and services expenses. DDLP has contracted to limit distribution and service fees through February 28, 2007 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.30% and 0.50%, respectively, of average daily net assets.

At October 31, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                       $266,850
Dividend disbursing, transfer agent, accounting
     and administration fees and other expenses
     payable to DSC                                              78,318
Distribution fee payable to DDLP                                 66,468
Other expenses payable to DMC and affiliates*                    19,132

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended October 31, 2006, the Fund was charged $30,378 for internal legal and tax services by DMC and/or its affiliates employees.

For the year ended October 31, 2006, DDLP earned $42,167 for commissions on sales of the Fund's Class A shares. For the year ended October 31, 2006, DDLP received gross contingent deferred sales charge commissions of $17, $43,850 and $2,835 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payments of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund is $81,232. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2006, the Fund made purchases of $499,752,145 and sales of $135,261,703 of investment securities other than short-term investments.

At October 31, 2006, the cost of investments for federal income tax purposes was $668,916,202. At October 31, 2006, net unrealized appreciation was $61,032,848, of which $78,087,167 related to unrealized appreciation of investments and $17,054,319 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended October 31, 2006 and 2005.

As of October 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                              $757,241,419
Capital loss carryforwards                                  (93,211,996)
Unrealized appreciation of investments                       61,032,848
                                                           ____________

Net assets                                                 $725,062,271
                                                           ____________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended
October 31, 2006, the Fund recorded the following reclassifications.

Accumulated net investment loss                               $ 938,392
Paid-in Capital                                                (938,392)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at October 31, 2006 will expire as follows: $27,149,194 expires in 2009, $28,063,955 expires in 2010, $18,785,096 expires in 2011 and $19,213,751 expires in 2014.

5. Capital Shares

Transactions in capital shares were as follows:

                                                      Year Ended
                                               10/31/06       10/31/05
Shares sold:
     Class A                                   7,803,666        877,552
     Class B                                     243,691        261,043
     Class C                                   1,340,656        333,273
     Class R                                      37,897         11,682
     Institutional Class                      25,295,787     20,749,797
                                             ___________    ___________

                                              34,721,697     22,233,347
                                             ___________    ___________

Shares repurchased:
     Class A                                  (2,459,166)    (1,450,349)
     Class B                                    (801,657)      (956,813)
     Class C                                    (316,849)      (383,770)
     Class R                                     (14,521)        (6,785)
     Institutional Class                      (4,550,474)      (326,863)
                                             ___________    ___________

                                              (8,142,667)    (3,124 580)
                                             ___________    ___________

Net increase                                  26,579,030     19,108,767
                                             ___________    ___________


For the years ended October 31, 2006 and 2005, 220,794 Class B shares were converted to 199,098 Class A shares valued at $2,588,843 and 90,741 Class B shares were converted to 82,480 Class A shares valued at $970,558, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2006, or at any time during the year then ended.

7. Credit and Market Risk

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At October 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth
Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds) (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware U.S. Growth Fund of Delaware Group Adviser Funds at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 11, 2006

Other Fund information


Delaware U.S. Growth Fund


Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement


At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universes for the Fund consisted of the Fund and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the three and five year periods was in the third quartile and the Fund's total return for the 10 year period was in the second quartile. The Board noted that the Fund's performance results were mixed. However, given the strong recent returns, which were achieved by the current investment team, the Board was satisfied with such performance.


                                                              (continues)     21

Other Fund information


Delaware U.S. Growth Fund


Board Consideration of Delaware U.S. Growth Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry            Trustee               Since                      President -                83             Director -
 2005 Market Street                           January 2001          Franklin & Marshall College                    Community Health
  Philadelphia, PA                                                      (June 2002-Present)                            Systems
       19103
                                                                    Executive Vice President -                         Director -
    May 28, 1960                                                   University of Pennsylvania                       Allied Barton
                                                                     (April 1995-June 2002)                       Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr         Trustee               Since           Founder and Managing Director -       83                None
 2005 Market Street                            April 1990           Anthony Knerr & Associates
  Philadelphia, PA                                                    (Strategic Consulting)
       19103                                                              (1990-Present)

  December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth       Trustee               Since              Chief Investment Officer -         83                None
 2005 Market Street                           March 2005                 Assurant, Inc.
  Philadelphia, PA                                                        (Insurance)
       19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

     Ann R. Leven          Trustee               Since                        Owner -                  83           Director and
 2005 Market Street                         September 1989                ARL Associates,                          Audit Committee
  Philadelphia, PA                                                 Strategic Financial Planning                   Chairperson - Andy
       19103                                                             Consulting Firm                          Warhol Foundation
                                                                          (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

   David F. Connor     Vice President,    Vice President since     David F. Connor has served as       83                None (3)
 2005 Market Street    Deputy General      September 21, 2000        Vice President and Deputy
  Philadelphia, PA         Counsel,           and Secretary             General Counsel of
        19103           and Secretary             since                Delaware Investments
                                               October 2005                since 2000.

  December 2, 1963
____________________________________________________________________________________________________________________________________

  David P. O'Connor      Senior Vice      Senior Vice President, David P. O'Connor has served in       83                None (3)
 2005 Market Street       President,       General Counsel, and    various executive and legal
  Philadelphia, PA     General Counsel,     Chief Legal Officer   capacities at different times
       19103              and Chief               since              at Delaware Investments.
                        Legal Officer           October 2005

  February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor         Senior               Treasurer         John J. O'Connor has served in       83                None (3)
 2005 Market Street     Vice President            since             various executive capacities
  Philadelphia, PA      and Treasurer         February 2005             at different times at
       19103                                                             Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________

    Richard Salus          Senior            Chief Financial        Richard Salus has served in        83                None (3)
 2005 Market Street     Vice President        Officer since         various executive capacities
 Philadelphia, PA            and             November 1, 2006           at different times at
       19103           Chief Financial                                   Delaware Investments.
                           Officer

  October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

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Please call our Shareholder Service Center at 800 523-1918 Monday through Friday
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[DELAWARE INVESTMENTS LOGO]












(1129)                                                        Printed in the USA
AR-101 [10/06] CGI 12/06                                    MF-06-11-064 PO11432

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $70,300 for the fiscal year ended October 31, 2006.


____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $49,300 for the fiscal year ended October 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $13,800 for the fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $9,700 for the fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $273,020 and $340,760 for the registrant's fiscal years ended October 31, 2006 and October 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Adviser Funds


PATRICK P. COYNE
_________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    January 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
_________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    January 5, 2007


RICHARD SALUS
_________________________________

By:      Richard Salus
Title:   Chief Financial Officer
Date:    January 5, 2007